                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                             (Amendment No.       )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                         THE TORO COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      J. LAWRENCE MCINTYRE
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.(1)
        ------------------------------------------------------------------------
     4) Proposed minimum aggregate value of transaction:
        ------------------------------------------------------------------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

          [LOGO]         THE TORO COMPANY
----------               -------------------------------------------------------
                         8111 Lyndale Avenue South, Bloomington, Minnesota
                         55420-1196
                         612/888-8801 - Telex 290928 - FAX NBR 887-8258

          KENDRICK B. MELROSE
          Chairman and CEO

          February 5, 1996

          Dear Stockholder:

          You are cordially invited to join us for the Toro Annual Meeting of Stockholders, to be held at 3:00 p.m. C.S.T. on Tuesday, March 12, 1996, at the corporate offices of The Toro Company, 8111 Lyndale Avenue South, Bloomington, Minnesota. Details about the meeting, nominees for the Board of Directors and other matters to be acted upon are presented in the Notice of Annual Meeting and Proxy Statement which follow.

          In addition to Annual Meeting formalities, we plan to report to stockholders generally on the Company, and will be pleased to answer stockholders' questions relating to the Company.

          As a stockholder of Toro, you have a vested interest in the future of the Company and we therefore hope you plan to attend the Annual Meeting. However, if you will not be able to join us, we urge you to exercise your right as a stockholder and to vote by proxy. For this purpose, please promptly sign, date and return the enclosed proxy card.

          On behalf of your Toro Board of Directors and management, it
          is  my  pleasure  to  express  our  appreciation  for   your
          continued support during 1996.

          Sincerely,

                 [SIGNATURE]

          Kendrick B. Melrose

        IT IS IMPORTANT THAT YOU VOTE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE. BY DOING SO, YOU MAY SAVE THE COMPANY THE
                      EXPENSE OF ADDITIONAL SOLICITATION.

                                     [LOGO]

                            NOTICE OF ANNUAL MEETING

Notice is hereby given that the Annual Meeting of Stockholders of The Toro Company will be held on Tuesday, March 12, 1996, at 3:00 p.m. C.S.T. at the corporate offices of The Toro Company, 8111 Lyndale Avenue South, Bloomington, Minnesota, for the purpose of considering and acting upon the following matters as described in the accompanying Proxy Statement:

1.  To elect three directors, each to serve for a term of three years;

2. To approve the Annual Management Incentive Plan as described in the Proxy Statement which follows this Notice;

3. To approve amendments to the Continuous Performance Award Plan as described in the Proxy Statement which follows this Notice;

4. To amend the 1993 Stock Option Plan to increase by 600,000 the authorized shares under that plan and to amend the 1989 Stock Option Plan and the 1993 Stock Option Plan to continue to qualify each under Section 162(m) of the Internal Revenue Code of 1986, as amended, and regulations thereunder, as described in the Proxy Statement which follows this Notice;

5. To amend The Toro Company 1992 Directors Stock Plan to increase by 40,000 the authorized shares under that plan and to establish a stock option grant to nonemployee directors as described in the Proxy Statement which follows this Notice;

6. To approve the selection of auditors for the Company for Fiscal 1996 (the fiscal year ending October 31, 1996); and

7. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

A list of stockholders entitled to vote at the Annual Meeting will be available at the corporate offices of The Toro Company, 8111 Lyndale Avenue South, Bloomington, Minnesota, commencing February 28, 1996, during ordinary business hours, for examination by any stockholder registered on the Company's Stock Ledger as of the record date, for any purpose germane to the Annual Meeting. The list of stockholders will be available at the Annual Meeting for the same purpose.

Only stockholders of record on January 25, 1996, will be entitled to vote at the meeting. Since a majority of the outstanding shares of the Company's Common Stock must be represented either in person or by proxy to constitute a quorum for the conduct of business, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

February 5, 1996

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                                  [SIGNATURE]

                                             J. LAWRENCE MCINTYRE
                                 Vice President, Secretary and General Counsel

                                THE TORO COMPANY
                           8111 Lyndale Avenue South
                       Bloomington, Minnesota 55420-1196

                                PROXY STATEMENT

      The enclosed proxy is solicited by the Board of Directors of The Toro Company (the "Company" or "Toro") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held in the corporate offices of the Company, 8111 Lyndale Avenue South, Bloomington, Minnesota, on Tuesday, March 12, 1996, at 3:00 p.m. C.S.T. Any stockholder giving a proxy has the power to revoke it at any time before it is voted by filing with an officer of the Company a revoking instrument or duly executed proxy bearing a later date. This Notice, Proxy Statement and enclosed form of proxy are first being mailed to stockholders of the Company on or about February 5, 1996.

                                 ANNUAL REPORT

      The Annual Report of the Company for Fiscal 1995 (the fiscal year ended July 31, 1995), including financial statements, was mailed on November 16, 1995 to stockholders of record on October 16, 1995, and is being mailed on or about February 5, 1996 to additional persons who became stockholders of record as of January 25, 1996.

                        COST AND METHOD OF SOLICITATION

      The cost of soliciting proxies will be borne by the Company. Arrangements may be made with brokerage houses, custodians, nominees and other fiduciaries to send proxy material to the beneficial owners of the Common Stock, par value $1.00 per share (the "Common Stock"), and the Company will reimburse them for reasonable out-of-pocket expenses. In addition to solicitation by mail, certain officers and employees of the Company, who will receive no compensation for such services other than regular employee compensation, may solicit proxies by telephone, electronic transmission and personally. The Company has retained Morrow & Co. to assist in distributing proxy materials and in making mail, telephone and personal solicitation of proxies from holders of the Common Stock. The fee of such firm is estimated to be $5,500 plus out-of-pocket costs and expenses.

                                 VOTING RIGHTS

      Holders of record of the Common Stock at the close of business on January 25, 1996 (the "Record Date") will be entitled to vote at the Annual Meeting and any adjournment thereof. On that date, the Company had outstanding and entitled to vote 12,277,105 shares of Common Stock. Each of such shares is entitled to one vote on each matter presented at the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock constitutes a quorum for the transaction of business. As of the Record Date, there were 565,220 shares held by the Company in its treasury which will not be counted to determine a quorum, and will not be voted. Abstentions and "broker non-votes" will be counted in determining whether a quorum is present. "Broker non-votes" will not be counted, but abstentions will be counted, in determining the total number of votes cast on a proposal. An abstention will thus be the equivalent of a negative vote.

      If a stockholder of record is also a participant in the Company's Dividend Reinvestment Plan, the enclosed proxy card will present the number of shares held of record by the participant, including the shares held for the account of the participant in that plan. If a stockholder of record is also a participant in a Company employee benefit plan allowing for participant-directed voting of Common Stock held in such plan, the enclosed proxy card will contain separate entries for the number of shares held by the participant in each such plan, as well as shares held of record. If a participant in such plans does not otherwise hold Common Stock of record, the participant will receive a proxy card containing entries for the number of shares held in each plan. The trustee for each plan will cause votes to be cast confidentially in accordance with the participant's instructions. In accordance with the terms of the respective plans, plan shares not voted by participants will be voted by the trustee in the same proportion as the votes cast by participants.

      Business at the Annual Meeting will be conducted in accordance with the procedures determined by the presiding officer and will be limited to matters properly brought before the Annual Meeting by or at the direction of the Board of Directors or, in the case of nominations of candidates for the Board by a stockholder, pursuant to the procedures prescribed by the Company's Bylaws.

      No matter will be considered at the Annual Meeting except upon a motion duly made and seconded. Any motion or second of a motion may be made only by a natural person present at the Annual Meeting who either is a Company stockholder or is acting on behalf of a Company stockholder. If the person is acting on behalf of a stockholder, a written statement must be presented, executed by the stockholder or the duly authorized representative of the stockholder on whose behalf the person purports to act.

                           PROCEDURE FOR NOMINATIONS

      Stockholders who propose to nominate a candidate for election to the Board of Directors at an annual meeting must give timely written notice to the Secretary of the Company, in accordance with the Company's Bylaws. In order to be timely, the notice must be received by the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's regular meeting; provided, however, that in the event that the date of the regular meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to such regular meeting and not later than the close of business on the later of the 60th day prior to such regular meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The notice shall set forth all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person's written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected). In addition, the notice must contain the name and address of the nominating stockholder(s) as they appear on the Company's books, and the class and number of shares of the Common Stock beneficially owned.

                       PRINCIPAL HOLDERS OF COMPANY STOCK

      The following table sets forth information as of January 26, 1996 regarding the beneficial ownership of the Common Stock of the Company by each of the directors and nominees, each of the Chief Executive Officer and the four most highly compensated executive officers (the "named executive officers"), holders of more than 5% of the Common Stock and by all directors and executive officers as a group.

                                              AMOUNT AND NATURE
                         NAME OF                OF BENEFICIAL        PERCENT
TITLE OF CLASS     BENEFICIAL OWNER (1)           OWNERSHIP          OF CLASS
--------------  --------------------------  ---------------------  ------------
Common Stock    Fidelity Management &            1,479,500(2)            12.0%
                Research Company
                82 Devonshire Street
                Boston, MA 02109-3614
Common Stock    David L.Babson & Co., Inc.       1,044,400(3)            8.50%
                One Memorial Drive
                Cambridge, MA 02142
Common Stock    Ronald O. Baukol                       400              *
                Janet K. Cooper                        785              *
                William W. George                    6,181             *
                Calvin R. Hendrix                   32,498       (4)     *
                Gerald T. Knight                    55,828       (4)     *
                Charles B. Lounsbury                31,967       (4)     *
                Kendrick B. Melrose                469,018       (4)        3.8  %
                Alex A. Meyer                        2,650             *
                David H. Morris (5)                 15,218             *
                Robert H. Nassau                       871             *
                Dale R. Olseth                       6,042             *
                Edwin H. Wingate                     1,999             *
Common Stock    All directors & executive          843,351       (4)        6.9  %
                officers as a group
                (19 persons)

------------------------
 *  Less than 1% of the outstanding shares of Common Stock.
(1) Shares are deemed to be "beneficially owned" by a person if such person, directly or indirectly, has or shares (i) the power to vote or to direct the voting of such shares or (ii) the power to dispose or direct the disposition of such shares. In addition, beneficial ownership includes shares which such person has the right to acquire within 60 days.
(2) According to a Form 13G filed by FMR Corp., Fidelity Management & Research Company ("Fidelity"), a subsidiary of FMR Corp. and registered investment advisor, is the beneficial owner of all of these shares. Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and Fidelity Funds each has sole power to dispose of the 1,479,500 shares owned by the Funds. Neither FMR Corp. nor Edward C. Johnson 3d,

    Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees. This information is as of January 31, 1995, the date of the most recent report on Form 13G received by the Company. Other reports the Company receives indicate that Fidelity may hold a slightly higher number of shares as of March 31, 1995.
(3) David L. Babson & Company, Inc. ("Babson") is a registered investment advisor and has filed a Form 13G reflecting beneficial ownership of all of these shares. Babson has the sole power to dispose of the entire holdings, sole voting power with respect to 583,000 shares and shared voting power with respect to 461,400 shares. This information is as of February 10, 1995, the date of the most recent report on Form 13G received by the Company. Other reports the Company receives indicate that Babson no longer holds 5% of the Common Stock.
(4) Includes shares that may be acquired by executive officers upon exercise of stock options within 60 days and shares allocated under employee benefit plans. Also includes shares reported as being held of record through October 16, 1995, by Putnam Fiduciary Trust Company, but which are allocated to executive officers under employee benefit plans. Stock options exercisable in 60 days for each of the named executive officers are as follows: Kendrick
    B. Melrose 309,280 shares, David H. Morris zero shares, Gerald T. Knight 46,375 shares, Calvin R. Hendrix 24,901 shares, Charles B. Lounsbury 25,541 shares, and all other executive officers and directors as a group 152,063 shares.
(5) Mr. Morris resigned as an officer and director of the Company, effective November 1, 1995.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

      Pursuant to Article VI, Section 1 of the Certificate of Incorporation of the Company, the number of directors is to consist of not less than eight nor more than eleven directors. The maximum and minimum number of directors can be changed only by amendment of the Certificate of Incorporation approved by the affirmative vote of holders of 80% of the outstanding Common Stock of the Company. At the December 1995 meeting of the Board of Directors, the Board elected Ronald O. Baukol to fill the vacancy created by the November 1, 1995 resignation of Mr. David H. Morris. The Board has currently fixed the number of directors at eight. The Board is divided into three classes, with each class elected in a different year for a term of three years, except that shorter terms may be used from time to time in order to effect an appropriate balance among the members of the classes. The class standing for election to a three year term this year is comprised of Messrs. Ronald O. Baukol, Alex A. Meyer and Dale R. Olseth. The three nominees have consented to serve if elected.

      The following information with respect to business experience of nominees for election to the Board and the continuing directors has been furnished by the respective directors or obtained from the records of the Company.
--------------------------------------------------------------------------------

                  NOMINEES FOR ELECTION TO BOARD OF DIRECTORS
                        (TERM ENDING AFTER FISCAL 1998)

--------------------------------------------------------------------------------

    [PHOTO]            RONALD O. BAUKOL, age 58.
                       Executive Vice President,  International
                       Operations  since  May  1995,  Minnesota
                       Mining &  Manufacturing  Co.  (3M),  St.
                       Paul, Minnesota (manufacturing). Served as Vice President, Asia Pacific, Canada and Latin America from February 1994 to April 1995, as Vice President, Asia Pacific from July 1991 to February 1994 and as Group Vice President, Medical Products Group from September 1990 to July 1991. First elected to the Toro Board in December 1995, he is also a member of the Audit Committee and the Executive Committee.
                       Mr. Baukol is a director of Graco, Inc.

--------------------------------------------------------------------------------

    [PHOTO]            ALEX A. MEYER, age 64.
                       Retired. From January 1986 through April
                       1992  was Senior Vice President of Amana
                       Refrigeration,  Inc.,  a  subsidiary  of
                       Raytheon, Inc., Amana, Iowa
                       (manufacturing).  First  elected  to the
                       Toro Board in 1986, he is also a  member
                       of   the   Audit   Committee   and   the
                       Compensation Committee.
                       Mr. Meyer is a director of Cedar  Income
                       Fund, Ltd., Cedar Rapids, Iowa.

--------------------------------------------------------------------------------

    [PHOTO]            DALE R. OLSETH, age 65.
                       President  and  Chief  Executive Officer
                       since  November  1986,  BSI  Corporation
                       (formerly   Bio-Metric  Systems,  Inc.),
                       Eden Prairie, Minnesota (biotechnology).
                       First elected to the Toro Board of Directors in 1980, he is also Chairman of the Compensation Committee and a member of the Audit Committee and the Executive Committee.
                       Mr. Olseth is a director of Graco, Inc.

--------------------------------------------------------------------------------

               MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE
                        (TERM ENDING AFTER FISCAL 1996)

--------------------------------------------------------------------------------

    [PHOTO]            JANET K. COOPER, age 42.
                       Vice President and Treasurer since  July
                       1992,  The Quaker Oats Company, Chicago,
                       Illinois  (foods  and  beverages).   She
                       previously served as Assistant Treasurer
                       from   March  1990  to   July  1992,  as
                       Director-Planning  of   North   American
                       Foods  from September 1989 to March 1990
                       and  as  Director-Planning  of   Grocery
                       Specialties  and Market  Development for
                       The Quaker Oats  Company. First  elected
                       to the Toro Board in 1993, she is also a
                       member  of the  Audit Committee  and the
                       Nominating Committee.
                       Ms. Cooper  is  a  director  of  Midwest
                       Region   Advisory  Board   of  Awkwright
                       Insurance Company.

--------------------------------------------------------------------------------

    [PHOTO]            KENDRICK B. MELROSE, age 55.
                       Chairman of Toro since December 1987 and
                       Chief Executive  Officer of  Toro  since
                       December 1983. Elected President of Toro
                       in December 1995 to fill vacancy created
                       by  resignation of  Mr. Morris. Employed
                       by The  Toro Company  since 1970.  First
                       elected  to the  Toro Board  in February
                       1981, Mr.  Melrose is  also Chairman  of
                       the    Executive   Committee    and   an
                       ex-officio member of the Nominating Com-
                       mittee.
                       Mr.  Melrose  has   served  in   various
                       executive capacities during his
                       employment  with  the Company.  He  is a
                       director  of  The  Valspar  Corporation,
                       Donaldson    Company,   Inc.   and   BSI
                       Corporation, Minneapolis, Minnesota.

--------------------------------------------------------------------------------

    [PHOTO]            EDWIN H. WINGATE, age 63.
                       Senior  Vice  President-Personnel  since
                       June  1980,  Dayton  Hudson Corporation,
                       Minneapolis,   Minnesota    (retailing).
                       First elected to the Toro Board in 1989, he is also a member of the Nominating Committee and the Executive Committee.

--------------------------------------------------------------------------------

               MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE
                        (TERM ENDING AFTER FISCAL 1997)

--------------------------------------------------------------------------------

    [PHOTO]            WILLIAM W. GEORGE, age 53.
                       President and  Chief  Executive  Officer
                       since   May   1991,   Medtronic,   Inc.,
                       Minneapolis,   Minnesota    (therapeutic
                       medical    devices   manufacturing   and
                       marketing). He also served as President and Chief Operating Officer from March 1989 to May 1991. First elected to the Toro Board in 1989, he is also a member of the Audit Committee, the Nominating Committee and the Executive Committee. Mr. George is a director of The Valspar Corporation, Medtronic, Inc. and Dayton Hudson Corporation, Minneapolis,
                       Minnesota.

--------------------------------------------------------------------------------

    [PHOTO]            ROBERT H. NASSAU, age 54.
                       Since  September   1994,   Senior   Vice
                       President  Ply Gem Industries, Inc., New
                       York, New York and President and CEO  of
                       the  Goldenberg Group,  its wholly-owned
                       subsidiary. President and Chief
                       Executive   Officer,   Allied    Plywood
                       Corporation,  Concord,  Massachusetts, a
                       wholly-owned   subsidiary   of   Ply-Gem
                       Industries,  Inc. (wood distribution and
                       manufacturing)  since   July   1991   to
                       present. From 1989 to 1991, he was a private investor. First elected to the Toro Board in 1988, he is also a member of the Compensation Committee and the Nominating Committee.

      COMMITTEES OF THE BOARD. The Board of Directors is responsible for the overall affairs of the Company. There were six Board meetings during the fiscal year. Each incumbent director attended at least 75% of the aggregate total number of meetings of the Board and of all committees on which he or she served, held during the year. To assist in carrying out its duties, the Board has delegated certain authority to four standing committees: Executive, Audit, Compensation and Nominating.

      The Executive Committee's primary function is to exercise all of the powers and authority of the Board, including the power to declare dividends on the Company's Common Stock, during intervals between meetings of the Board. No meetings of the committee were held during Fiscal 1995.

      The Audit Committee, which is comprised of directors approved by the Board from among those members who are not employees of the Company ("outside directors"), assists the Board of Directors in fulfilling the Board's responsibility to oversee the Company's accounting controls and policies, and financial reporting practices. Principal functions of the Audit Committee include: making recommendations regarding the selection, retention and termination of the Company's independent auditors; review of the professional services, proposed fees and independence of such auditors; review with the independent auditors of matters such as the scope of the audit and authorization for special reviews or audits; review of internal auditing procedures and the adequacy of internal controls; and review of policies and practices regarding conflict of interest and compliance with applicable laws. Two meetings of the committee were held during Fiscal 1995.

      The functions of the Compensation Committee, which is comprised only of outside directors, include: study and analysis of and recommendations to the Board concerning specific and general matters of management compensation; periodic review of management compensation policies and practices; recommendations to the Board regarding incentive compensation awards and officer salary adjustments; and administrative oversight of stock option plans and other incentive and compensation plans. Two meetings of the committee were held during Fiscal 1995.

      The functions of the Nominating Committee, which is comprised of outside directors (except that the Chief Executive Officer serves as an ex officio non-voting member), include: determining an appropriate size and composition of the Board of Directors; considering qualifications of prospective Board member candidates, including stockholder recommendations; conducting research to identify and recommend nomination of suitable candidates who are willing to serve as members of the Board of Directors; reviewing the experience, background, interests, ability and availability of prospective nominees to meet time commitments of the Board and committee responsibilities; consideration of nominees recommended by stockholders who comply with the procedures set forth in the Company's Bylaws, as described on page 2; and determining whether any prospective member of the Board has any economic or familial relationship with the Company or its directors or employees which may impair the member's suitability for such service. The committee also has responsibility to monitor current members of the Board in light of the same guidelines used to select candidates, and to direct the activities of the Board and management in matters of corporate governance. No meetings of the committee were held during Fiscal 1995. However, a meeting was held on December 14, 1995.

      BOARD COMPENSATION. Board compensation for outside directors includes an annual retainer, meeting fees and an annual Common Stock grant having a $5,000 market value, pursuant to The Toro Company 1992 Directors Stock Plan (the "Directors Plan"). During Fiscal 1995, each outside director was paid an annual retainer of $12,000 plus a fee of $1,000 for each meeting of the Board or a committee attended, except that no more than one committee meeting fee was paid for committee meetings held in a single day. In addition, pursuant to the Directors Plan, each outside director was granted shares of the Common Stock having a value of $5,000 (valued at the average of the closing prices of the Common Stock from May 1 through July 31, 1995). The Company also supplies directors with certain Company products for their personal use.

      On October 17, 1995, the Board took action to increase the annual retainer from $12,000 to $15,000, effective January 1, 1996, and to amend the Directors Plan to provide for an annual stock option award, effective November 1, 1995, as described under the heading "Proposed Amendments to The Toro Company 1992 Directors Stock Plan" on page 25.

      An outside director may elect to receive the annual retainer fee and meeting fees in cash or shares of Common Stock, or a combination of both. Shares issued pursuant to this alternative may be authorized but unissued Common Stock or shares of Common Stock held in the Company's treasury.

      An outside director may elect to defer receipt of any portion of or all Board compensation until a future date or until occurrence of specified events, including disability or death, resignation, retirement or other termination from the Board. Distribution of deferred amounts may be accelerated at the discretion of the Board of Directors. Amounts deferred are not subject to federal and state income tax until received by the participant, are commingled with the Company's general operating funds and earn interest at the average prime rate charged by First Bank National Association, Minneapolis, Minnesota. Although deferred funds remain a part of the general assets of the Company, upon occurrence of a threat of or change of control of the Company (as defined in the plan), or upon election by a qualified participant to direct investment of the participant's account, the Company will transfer to a trust an amount in cash equal to the total amount of all accrued compensation and interest for all participants or for the electing participant, as the case may be. Amounts deferred will be paid to the director at retirement or such other time as may be permitted by the plan.

      Under the retirement plan, an outside director who was a member of the Board of Directors prior to December 1995, who has completed five years of service and who ceases to be a member of the Board of Directors for any reason is entitled to receive, for a period of years equal to the number of full years the director served on the Board but not more than ten years, an annual payment equal to the full amount paid as an annual retainer at the date of termination. Commencing December 1995, the annual payment may not exceed $12,000 annually to any outside director, and payments to new directors will be limited to an amount equal to 50% of the amount paid as an annual retainer at the date of termination. In the event of the death of a director who qualifies for the plan, the retirement benefit will be paid to the director's beneficiary, in quarterly or annual installments or a lump sum (discounted to then present value), as previously elected by the director.

      Each director is also a party to an indemnification agreement which assures the director of indemnification and advancement of expenses to the fullest extent permitted by Delaware law and the Company's Certificate of Incorporation (regardless of, among other things, any amendment to or revocation of the

Certificate of Incorporation, any change in the composition of the Board of Directors or the occurrence of any acquisition of the Company) and of continued coverage under the Company's directors and officers liability insurance, to the extent it is maintained.

      VOTE REQUIRED. THE AFFIRMATIVE VOTE OF HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK REPRESENTED AT THE MEETING IS REQUIRED FOR THE ADOPTION OF ITEM 1. ALL PROXIES WILL BE VOTED FOR Item 1 unless a contrary choice is indicated.

                         COMPENSATION COMMITTEE REPORT

      The Compensation Committee (the "Committee") is responsible for establishing compensation policies and administering the compensation plans for executive officers of the Company. The Company's compensation policies are intended to align total compensation for its executive officers and employees with the financial performance of the Company, as compared with the financial results and compensation practices of companies with revenues in the $500 million to $1 billion range. While some of these companies are in the peer group index (the Fortune 500 Industrial and Farm Equipment Group, excluding companies for which data is unavailable), the Company relies on a broader group of companies for comparative analysis of executive compensation because the Committee believes that the Company's competitors for executive talent are more varied than the peer group chosen for comparing stockholder returns in the Performance Graphs on pages 17 and 18.

      The Company's compensation program for executive officers as well as other key management is composed of cash compensation and equity-based compensation. Cash compensation consists of base salary, an annual incentive bonus and long-term incentive compensation under the Continuous Performance Award Plan. Equity-based compensation in the form of stock option grants under the 1989 Stock Option Plan and the 1993 Stock Option Plan constitutes an additional component of long-term incentive compensation. While the policies of the Company are designed to compensate executive officers for personal performance, a substantial portion of annual compensation of each executive officer, especially that of the Chief Executive Officer, is contingent upon the financial performance of the Company.

      Each of the named executive officers, including the Chief Executive Officer, is a party to an employment agreement providing for employment until July 31, 1996 at his compensation rate at the commencement of the agreement or as determined by the Compensation Committee from time to time, subject to such reduction as may be imposed on all management employees in order to meet economic conditions. For additional information on these agreements, see Summary Compensation Table -- Employment Agreements below.

BASE SALARY

      Base salaries for executive officers, including the Chief Executive Officer, are reviewed annually. Based on independent evaluation by professional compensation consulting firms, a base salary range for each executive position is established, reflecting average base salaries for similar positions in businesses with revenues comparable to that of the Company. A base salary for each executive is set within that market range by considering the experience and individual performance of the executive. For Fiscal 1995, base salaries for executive officers were near the mid-point of the market range.

      In Fiscal 1992, the Committee and Mr. Melrose agreed to increase the "at risk" portion of Mr. Melrose's total compensation by reducing his base salary in a total amount of $500,000 (at a rate of $100,000 per year for each of the five years through Fiscal 1997) and by granting a salary replacement option to purchase 300,000 shares of the Company's Common Stock. The ten year option first became exercisable with respect to one-third of the shares at the end of Fiscal 1994, the second one-third became exercisable in December 1995 and the remaining one-third will become exercisable in December 1996, subject to acceleration under certain circumstances. The purpose of this option is to encourage Mr. Melrose to focus his attention on increasing stockholder value. Mr. Melrose's salary with respect to Fiscal 1995, for the purpose of calculating incentive compensation, was set at $480,000, based on the same method used in establishing other executive officers' base salaries. After the $100,000 reduction, Mr. Melrose's base salary was $380,000.

      The Committee conducts a performance evaluation of Mr. Melrose on an annual basis. The other named executive officers receive evaluations by Mr. Melrose, which are used by the Committee in establishing base salaries.

INCENTIVE COMPENSATION

      An executive of the Company will earn total compensation that is market competitive only if incentive payments are earned. In order for an executive to earn incentive compensation sufficient to bring total compensation to average market levels, Company financial performance targets must be achieved.

      The incentive components of compensation are intended to encourage achievement of both short-term and long-term objectives. Short-term performance is evaluated in relation to the Company's earnings per share ("EPS") and return on average net assets ("ROANA") and, in certain cases, on division performance. Long-term performance is evaluated by reference to the Company's return on beginning equity ("ROBE") on a relative basis compared with the performance of the peer group over a three year period.

      For Fiscal 1995, 64% of Mr. Melrose's total cash compensation was comprised of incentive payments under the Company's short-term and long-term plans. If the Company had not met its performance targets and Mr. Melrose had received no incentive payments, his total cash compensation would have equaled only 36% of average market levels for chief executive officers in businesses with revenues comparable to the Company's.

      ANNUAL CASH INCENTIVE COMPENSATION. Under the Company's annual incentive compensation plans, executive officers and other key employees are eligible to receive an annual cash bonus component of compensation, based on a percentage of base salary. The size of each award is determined by the executive officer's position, the Company's achievement of performance goals and, for certain participants, division performance. If performance goals are exceeded, award amounts increase, but if goals are not met, awards are reduced or not paid at all. For instance, no awards were paid for Fiscal 1991 or 1992. Proposed participants in the plan are recommended by management and reviewed and approved by the Committee.

      Under the 1995 Annual Management Incentive Plan, the Compensation Committee established an EPS performance target of $2.00 per share for Fiscal 1995 and a threshold ROANA of at least 8.55%. If the Company's ROANA had not met target, the bonus could not exceed targets. If earnings exceeded a threshold of 80% of the performance target, a portion of the award would be earned, but for payout to exceed target the earnings goal had to be met and ROANA had to exceed goal. No payment would have been made if EPS had been below $1.60 per share. If both goals were met, performance awards could increase proportionately to a maximum of 175% of targeted bonus. Because the Company met the EPS target and exceeded the ROANA target, a bonus in the amount of 175% of the executive's participation factor was paid. An officer's participation factor, which is set by the Committee, is a percentage of base salary ranging from a high of 50% for Mr. Melrose to a low of 35% for certain other named executive officers. Levels of participation are based on the executive's salary grade and not on individual factors. The payment of annual incentive bonuses equal to 175% of the participation factor for Fiscal 1995 contributed to an above average market level of total annual compensation for executives.

      A similar annual management incentive plan was approved by the Compensation Committee for Fiscal 1996. Payment of performance awards will be contingent upon achievement of an EPS performance goal, and award amounts may increase if the Company also achieves pre-established goals for ROANA. Division performance may affect award amounts paid to divisional participants.

      LONG-TERM INCENTIVE COMPENSATION. Under the Continuous Performance Award Plan as in effect for Fiscal 1995, a performance award could be earned by eligible executive officers if the Company achieved a financial goal based on average ROBE for the three year award term, as established by the Committee, and if the relative rank of the Company's average ROBE achieved compared favorably with ROBE rankings of all companies in the Company's peer group described above. The maximum value of a performance award (100%) could be earned only if the Company achieved a ROBE that ranked among the top 25% of companies in the peer group. The amount of an award payment is reduced proportionately the lower the Company's ROBE ranks compared with the peer group, and no award is paid if the Company does not rank in the top 75%. While performance awards have a term of three years, new participants may be granted one year and two year transition awards in order to be integrated into the plan.

      If the Company's performance goals are achieved, the amount of an individual participant's award payment is determined based on the individual's participation factor. Individual participation factors are based on a percentage of base salary ranging from 25% to 100%, and are established by the Committee based on the individual's position and level of responsibility. Mr. Melrose participates in the Continuous Performance

Award Plan at a factor of 1.0 (one times base salary), which means that if the Company's three year average ROBE ranks in the top 25% of companies in the peer group, Mr. Melrose will receive a long-term incentive payment equal to his base salary during the last fiscal year of the award, as estimated in advance by the Committee. Mr. Melrose's participation factor was set by the Committee at a relatively high level so that a significant portion of Mr. Melrose's compensation is "at risk". In Fiscal 1995, 32% of his cash compensation was comprised of payments pursuant to the Continuous Performance Award Plan.

      If the Company does not meet performance goals under this plan, Mr. Melrose's total compensation would be substantially below the average paid to chief executive officers of manufacturing businesses with revenues comparable to the Company's. For instance, no incentive compensation payments were made to Mr. Melrose or the other executive officers with respect to Fiscal 1992 because the Company did not meet the Committee's financial performance goals. The Company's three year (Fiscal 1993, 1994 and 1995) average ROBE performance ranked at the 67th percentile level among its peer group, so that the amount of awards was 89.16% of the potential maximum for each named executive officer, including Mr. Melrose. This award is reflected in the Summary Compensation Table.

      Under the Continuous Performance Award Plan, the Committee also grants to each participant a nonqualified stock option to purchase shares of the Common Stock. If ROBE goals for the related performance award are not achieved, the number of shares subject to the option is reduced in accordance with the formula applicable to reduction of the Performance Award. These options are exercisable for a limited period of 90 days commencing after the end of the three year Performance Award term, and payment of the exercise price is intended to be facilitated by the incentive compensation payments made near the time the option becomes exercisable. One of the purposes of this option is to encourage stock ownership by executive officers of the Company.

      The number of shares with respect to which a three year option award is granted is determined under a formula based on base salary, the participant's performance factor fixed by the Committee and the average price of the Common Stock on the New York Stock Exchange during the three months prior to the grant. In Fiscal 1995, the Committee granted options in accordance with the formula, in connection with three year performance awards granted to the named executive officers. Mr. Melrose received an option grant covering 21,891 shares. These options become exercisable after the conclusion of Fiscal 1997.

      The Committee has approved an amendment to the Continuous Performance Award Plan to add growth in net income as a performance goal for periods after August 1, 1995, subject to approval by stockholders at the Annual Meeting as described under the heading "Proposed 1995 Amendments to the Continuous Performance Award Plan" on page 20 of this Proxy Statement. If the amendment is not approved, the existing plan will continue.

      During Fiscal 1995, a special committee of the Committee recommended, and the Board and stockholders approved, a special incentive compensation plan for Mr. Melrose, to encourage him to remain with the Company until his 60th birthday on July 31, 2000, while assuring the timely development and election of his successor as chief executive officer of the Company. Under this Chief Executive Officer Succession Incentive Plan, on July 31, 1995, Mr. Melrose was awarded 17,467 shares of Common Stock (the "Restricted Stock") having a value of $499,993, subject to forfeiture or reduction in the event performance goals related to the development and implementation of a senior management succession plan and chief executive officer election plan are not met by target dates during the next five years. As an additional incentive to Mr. Melrose to achieve the goals under the plan, the Company granted Mr. Melrose performance units equal to the amount of whole shares of Common Stock having a fair market value of $500,000 on July 31, 1995, subject to forfeiture or reduction in the event the performance goals are not met by the target dates. The value of the performance units will fluctuate with the value of the Common Stock (but not below the July 31, 1995 value). The cash value of the performance units remaining at the date of Mr. Melrose's retirement will be used to purchase a retirement annuity for his benefit, provided that he enters into and complies with a noncompetition agreement. For additional information on the plan, see the Summary Compensation Table and Long-Term Compensation Table.

      STOCK OPTION PLANS. In addition to options granted in connection with the Continuous Performance Award Plan, the Committee makes stock option grants pursuant to the 1989 Stock Option Plan and the 1993 Stock Option Plan. Options are granted to all key management employees, including executive officers, in amounts determined based on annual base salary, salary grade and the fair market value price of the Common

Stock on the date of grant. Except for performance based options granted in connection with the Continuous Performance Award Plan, all options granted under the stock option plans have exercise prices that are equal to fair market value at the date of grant. In Fiscal 1995, Mr. Melrose was granted options to purchase 28,364 shares pursuant to these plans.

      APPROVAL OF INCENTIVE PLANS. All of the recommendations of the Committee with respect to compensation attributable to Fiscal 1995 were approved and adopted by the Board of Directors. In order to assure compliance with the requirements of the rules under Section 16 of the Exchange Act, relating to plan administration by disinterested persons, decisions regarding the grant of stock options are made by the Committee and reported to the Board.

      Under new Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), no deduction by a publicly held corporation is allowed for remuneration paid to certain highly compensated employees to the extent that the amount of such remuneration for a taxable year for such individual exceeds $1,000,000. Section 162(m) provides for the exclusion of performance based compensation from remuneration that is otherwise subject to the deduction limitation. It is the policy of the Company that the components of executive compensation that are inherently performance based should qualify for the exclusion from the deduction limitation under Section 162(m). Those components, as described above, currently consist of annual incentive awards, stock options and long-term incentive awards. Under regulations, including transition rules, promulgated by the Internal Revenue Service, it is not necessary that the Company's stock option plans or the Continuous Performance Award Plan be amended at this time to maintain deductibility of compensation payable thereunder. However, the Company has elected to submit compensation plans to stockholders for approval at this meeting to qualify compensation to be paid under the plans under Section 162(m) and to make other changes. The incentive plan for the three month transition period resulting from the Company's change in fiscal year end will not be submitted to stockholders. The Company anticipates that neither transition period incentive payments nor the remaining components of individual executive compensation for each highly compensated employee of the Company that do not qualify for any exclusion from the deduction limitation of Section 162(m) should cause compensation to exceed $1,000,000 in any year for such employees, and should therefore qualify for deductibility.

                                        Dale R. Olseth, Chairman
                                        Alex A. Meyer
                                        Robert H. Nassau

                           SUMMARY COMPENSATION TABLE

      The following table sets forth the cash and non-cash compensation paid for services in all capacities to the Company for the Chief Executive Officer and each of its four highest paid executive officers other than the Chief Executive Officer for each of the past three fiscal years.

                                                                                   LONG TERM COMPENSATION
                                                                          -----------------------------------------
                                        ANNUAL COMPENSATION
                            -------------------------------------------             AWARDS               PAYOUTS
                                                           OTHER ANNUAL   --------------------------   ------------    ALL OTHER
NAME AND                      SALARY          BONUS        COMPENSATION   RESTRICTED      OPTIONS      LTIP PAYOUTS   COMPENSATION
PRINCIPAL POSITION    YEAR      ($)           ($)(1)          ($)(2)      STOCK($)(3)     (#)(4)          ($)(5)         ($)(6)
--------------------  ----  -----------   --------------   ------------   ----------   -------------   ------------   ------------
Kendrick B. Melrose   1995   380,000(7)    420,000          1,204,329     499,993       50,255          427,964          139,146
 Chairman of the      1994   355,304(7)    227,652            123,628        -0-        44,921          317,529          100,029
 Board, Chief         1993   337,760(7)    218,880                -0-        -0-        67,208          245,102           45,443
 Executive Officer &
 Director

David H. Morris       1995   297,472       234,259            583,617        -0-        26,044          198,918           73,369
 President, Chief     1994   293,556       132,100             53,388        -0-        23,710          153,544           59,242
 Operating Officer &  1993   287,852       129,533            314,154        -0-        36,597          120,876           38,696
 Director

Gerald T. Knight      1995   227,370       159,159             34,174        -0-        13,222           50,680           43,350
 Vice President       1994   218,463        87,385             22,176        -0-        37,685           38,089           15,678
 Finance & Chief      1993   211,575        64,245(8)(9)          -0-        -0-        24,788         See note(9)         2,950
 Financial Officer

Calvin R. Hendrix     1995   201,990       141,393             12,655        -0-        11,513           45,023              -0-
 Vice President &     1994   166,251        59,829(10)            -0-     210,000       14,030           28,976              -0-
 General Manager,     1993       -0-           -0-                -0-        -0-           -0-              -0-              -0-
 Irrigation Division

Charles B. Lounsbury  1995   205,752       128,904             12,710        -0-        11,802           45,862           37,786
 Vice President,      1994   133,344        53,338                -0-     49,250        13,911           23,249           16,292
 Parts, Distribution  1993       -0-           -0-                -0-        -0-           -0-              -0-              -0-
 & Recycling
 Equipment

------------------------

 (1) Amounts indicated include payments made or deferred at the election of the officer pursuant to the 1995 Annual Management Incentive Plan, the 1994 Management Recovery Incentive Plan and the 1993 Management Turnaround Incentive Plan. See the Compensation Committee Report.

 (2) Includes the dollar value of the difference between the fair market value and the option exercise price (before payment of applicable income taxes) on stock options exercised in Fiscal 1995. Fair market value is based on the closing price on the New York Stock Exchange as reported in THE WALL STREET JOURNAL on the date of exercise or actual sale price. The value of executive perquisites otherwise includable as Other Annual Compensation did not exceed $50,000 or 10% of the compensation reported in the table for any named individual.

 (3) Amounts in column reflect the value of shares awarded as of the date of award. Award of restricted stock to Mr. Melrose is subject to performance-based conditions on vesting which, if not met, will result in forfeiture of shares. A total of 17,467 shares (having the value set forth in the table) were awarded to Mr. Melrose on July 31, 1995, under the Chief Executive Officer Succession Incentive Plan which was approved by stockholders in 1994. Those shares vest 15% not later than July 31, 1998, 15% not later than July 31, 1999 and 70% not later than July 31, 2000, but only if Mr. Melrose achieves performance goals related to planning for and implementing a plan for his succession. Under that plan, the Company also granted Mr. Melrose performance units. See Long-Term Incentive Compensation on page 15 and the Compensation Committee Report. Mr. Hendrix was awarded 8,400 shares of Restricted Stock in Fiscal 1994 in connection with his becoming an employee of the Company. Shares vest 10% per year over ten years and shares not vested are subject to forfeiture if his employment terminates. The shares had a value of $240,450 at July 31, 1995. Mr. Lounsbury was awarded 2,000 shares of Restricted Stock in Fiscal 1994 in connection with his becoming an employee of the Company, which shares vested in their entirety on November 29, 1995. The shares had a value of $57,250 on July 31, 1995. All shares of restricted stock are held by the Company until performance goals have been achieved or other restrictions lapse. Dividends will be paid, if declared, on all shares of restricted stock reported.
    Amounts shown in the Summary Compensation Table and in this note are calculated by multiplying the closing price of Common Stock on the New York Stock Exchange as reported in THE WALL STREET JOURNAL on the date of award or July 31, 1995 (the last day of Fiscal 1995), respectively, times the number of shares awarded.

 (4) Includes options granted pursuant to the Company's Continuous Performance Award Plan, which are subject to cancellation or reduction in the number of shares covered in the event the Company does not achieve its performance goals. The number of shares covered by each option was reduced with respect to Fiscal 1993, 1994 and 1995. Also includes options granted pursuant to the Company's stock option plans. For a description of the employee stock option plans, see Proposal Four.

 (5) Amounts reflect payments made pursuant to the Continuous Performance Award Plan. Based on the Company's ROBE performance compared with its peer group of businesses, payments of 89.16% of the maximum possible award amount were paid or deferred with respect to Fiscal 1995. For a description of the plan, see the Compensation Committee Report and Proposal Three.

 (6) Amounts include Company contributions to defined contribution retirement plans and the Company's Matching Stock Plan (which terminated on July 31, 1995 and was replaced by a similar feature in the Company's new Investment and Savings Plan) and allocations to the Company's Employee Stock Ownership Plan. Also includes amounts accrued pursuant to the Company's Supplemental Management Retirement Plan for executive officers who receive annual compensation of $150,000 or more. Participants' accounts are credited with an amount equal to the difference between the aggregate amount that would have been allocated to tax-qualified profit-sharing and other defined contribution plans without regard to limitations imposed by the Code, and the aggregate amount of contributions actually allocated. Although deferred funds remain a part of the general assets of the Company, upon occurrence of a threat of or change of control of the Company (as defined in the plan), or upon election by a qualified participant to direct investment of the account, the Company will transfer to a trust an amount in cash equal to the total amount of all accrued benefits for all participants (or for the electing participant, as the case may be).

 (7) Amount reflects the $100,000 salary reduction for each fiscal year shown, as discussed in the Compensation Committee Report.

 (8) Includes Continuous Performance Award Plan payment with respect to a one year transition performance award. Payment is not included under LTIP Payouts column.

 (9) Mr. Knight was paid $80,000 at the time of his employment by the Company in April 1992, with the understanding that if the Company reached its financial performance goal for Fiscal 1992 and Fiscal 1993, any bonus payment to which he would be entitled under the Company's Management Turnaround Incentive Plan would be reduced by $30,000 and $50,000, respectively, for those years.

(10) Mr. Hendrix was paid $59,829 in connection with his becoming employed by the Company.

      EMPLOYMENT AGREEMENTS. Each of the executive officers, including those named in the Summary Compensation Table, is a party to an employment agreement providing for employment until July 31, 1996 at his or her compensation rate at the commencement of the agreement or as determined by the Compensation Committee from time to time, subject to such reduction as may be imposed on all management employees in order to meet economic conditions. These agreements were amended in Fiscal 1995 to include a change in control provision (the "Amendments"). The Amendments are operative only upon the occurrence of a "change in control", which includes substantially those events described below. Absent a "change-in-control", the Amendments do not require the Company to retain the executives or to pay them any specified level of compensation or benefits.

      Each Amendment provides that for three years after a "change in control", there will be no adverse change in the executive's salary, bonus, opportunity, benefits or location of employment. If during this three-year period the executive's employment is terminated by the Company other than for cause, or if the executive terminates his employment for good reason (as defined in the Amendments, and including compensation reductions, demotions, relocation and excess travel), or voluntarily during the 30-day period following the first anniversary of the "change in control", the executive is entitled to receive an accrued salary and annual incentive payments through the date of termination and, except in the event of death or disability, a lump sum severance payment ("Lump Sum Payment") equal to three times the sum of his base salary and annual bonus (and certain insurance and other welfare plan benefits). Further, an additional payment ("gross-up") is required in an amount such that after the payment of all taxes, income and excise, the executive will be in the same after-tax position as if no excise tax under the Code had been imposed.

      Generally, and subject to certain exceptions, a "change-in-control" is deemed to have occurred if: (a) a majority of Toro's Board of Directors becomes comprised of persons other than persons for whose election proxies have been solicited by the Board, or who are then serving as directors appointed by the Board to fill vacancies caused by death or resignation (but not removal) of a director or to fill newly created directorships; (b) another party becomes the beneficial owner of at least 20% of Toro's outstanding voting stock; or (c) Toro's stockholders approve a definitive agreement or plan to merge or consolidate Toro with another party (other than certain limited types of mergers), exchange shares of voting stock of Toro for shares of another corporation pursuant to a statutory exchange, sell or otherwise dispose of all or substantially all of Toro's assets, or liquidate or dissolve Toro.

      If a "change in control" of the Company had occurred at the commencement of the 1995 calendar year (January 1, 1995) and had resulted in the involuntary termination of the named executives at such time or the termination by such executives for good reason, the Lump Sum Payment to be made under such Amendments to those executive officers named in the Summary Compensation Table above in the aggregate would have been approximately $7,387,294. The Company has also established a trust for the benefit of these officers which, in the event of a threatened or actual change of control, will be funded in an amount equal to the Company's accrued liability related to such employment agreements.

      The Company has a severance agreement in place for Mr. David H. Morris in connection with his resignation as an officer and director of the Company, effective November 1, 1995. Under the terms of the agreement, Mr. Morris will remain a part-time employee until September 30, 1996, and will receive compensation, including seven years of deferred compensation of approximately $640,000. As part of the agreement, Mr. Morris has agreed not to become employed by certain competitors of the Company and otherwise not to engage in certain competitive activity during the period of the agreement.

                                 STOCK OPTIONS

      The following table summarizes options granted under the Company's stock option plans during the last fiscal year.

                          OPTION GRANTS IN FISCAL 1995

                                                   INDIVIDUAL GRANTS
------------------------------------------------------------------------------------------------------------------------
                                                         PERCENT OF                               POTENTIAL REALIZABLE
                                           NUMBER OF        TOTAL                               VALUE AT ASSUMED ANNUAL
                                            SHARES         OPTIONS      EXERCISE                  RATES OF STOCK PRICE
                                          UNDERLYING     GRANTED TO        OR                   APPRECIATION FOR OPTION
                                            OPTIONS       EMPLOYEES       BASE                            TERM
                                            GRANTED          IN         PRICE ($    EXPIRATION  ------------------------
NAME                                        (#)(1)       FISCAL 1995   PER SHARE)      DATE       5%$ (2)     10%$ (2)
---------------------------------------  -------------  -------------  -----------  ----------  -----------  -----------
Kendrick B. Melrose                          21,891(3)         6.76%    $   24.12      (3)       $  49,617    $ 147,972
                                             28,364            8.76         23.625   08/16/99      185,138      409,102
David H. Morris                              10,432(3)         3.22         24.12      (3)          23,645       70,515
                                             15,612            4.82         23.625   08/16/99      101,902      225,177
Gerald T. Knight                              2,588   (3)        0.80       24.12      (3)           5,866       17,494
                                             10,634            3.28         23.625   08/16/99       69,410      153,377
Calvin R. Hendrix                             2,295   (3)        0.70       24.12      (3)           5,202       15,513
                                              9,218            2.84         23.625   08/16/99       60,167      132,954
Charles B. Lounsbury                          2,347   (3)        0.72       24.12      (3)           5,320       15,865
                                              9,455            2.92         23.625   08/16/99       61,714      136,372

------------------------

(1) Options are granted pursuant to the 1989 Stock Option Plan and the 1993 Stock Option Plan (the "plans"). The plans are administered by the Committee which selects employees to whom options are granted. The exercise price of each incentive stock option is equal to 100% of the fair market value of the Common Stock on the date of grant. The exercise price of each nonqualified stock option may be determined by the Committee. The options are not transferable except by will or the laws of descent and distribution. An option granted under any of the plans, except those granted in connection with the Continuous Performance Award Plan, may first be exercised six months after the date of grant in whole or in part from time to time as specified in the option agreement until the expiration of the option. Most options are subject to cancellation upon termination of the option holder's employment; however, some nonqualified stock options can be exercised for up to four years following retirement at or after age 60, but not later than the expiration date of the option.

(2) SEC rules require the information set forth in the 5% and 10% columns. The actual gains, if any, on stock option exercises depend on the future performance of the Company's Common Stock. Since there is no means of accurately predicting the future price of the Company's Common Stock, no determination can be made as to any future value of a stock option at the time of grant.

(3) Number of shares and exercisability subject to reduction if performance goals are not achieved. Expected to become exercisable in September 1997, after the Company first makes a public announcement of its earnings for Fiscal 1997. Expiration date will be 90 days later. For more information, see the Compensation Committee Report.

      The following table summarizes stock options exercised by the named executive officers during the last fiscal year and the total number of options held by each listed individual as of the end of Fiscal 1995.

  AGGREGATED OPTION EXERCISES IN FISCAL 1995 AND FISCAL YEAR-END OPTION VALUES

                                                    NUMBER OF SECURITIES
                                                   UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED
                                                         OPTIONS AT          IN-THE-MONEY OPTIONS AT
                                                     JULY 31, 1995 (#)        JULY 31, 1995 ($)(1)
                         SHARES                   ------------------------  -------------------------
                       ACQUIRED ON      VALUE                    UNEXER-                   UNEXER-
NAME                  EXERCISE (#)   REALIZED ($) EXERCISABLE    CISABLE    EXERCISABLE    CISABLE
--------------------  -------------  -----------  -----------  -----------  -----------  ------------

Kendrick B. Melrose        85,115     1,204,329      215,052     282,132(2)  2,810,506    3,615,704(2)

David H. Morris            63,521       583,617        0          40,438(2)      0          417,338(2)

Gerald T. Knight            2,757        34,174       35,482       9,934(2)    364,220      102,384(2)

Calvin R. Hendrix           1,534        12,655       15,458       7,885(2)     77,416       65,540(2)

Charles B. Lounsbury        1,240        12,710       15,855       8,080(2)     77,998       67,186(2)

------------------------

(1) Market value less option exercise price before payment of applicable income taxes. Market value based on July 31, 1995 closing price on the New York Stock Exchange as reported in THE WALL STREET JOURNAL.

(2) Includes options subject to reduction under Continuous Performance Award Plan based on level of achievement of performance goals.

                        LONG-TERM INCENTIVE COMPENSATION

      The following table summarizes all awards of long-term incentive compensation made under the Company's Continuous Performance Award Plan to the named individuals during Fiscal 1995 and to Mr. Melrose under the Chief Executive Officer Succession Incentive Plan. Amounts paid pursuant to the Continuous Performance Award Plan during Fiscal 1995 are set forth in the Summary Compensation Table which appears elsewhere in this Proxy Statement.

                                                                                          ESTIMATED FUTURE PAYOUTS
                                                                     PERFORMANCE OR            UNDER NON-STOCK
                                                                      OTHER PERIOD          PRICE-BASED PLANS (3)
                                                                         UNTIL       -----------------------------------
                                         NUMBER OF SHARES, UNITS OR  MATURATION OR    THRESHOLD    TARGET      MAXIMUM
NAME                                          OTHER RIGHTS (#)           PAYOUT       ($ OR #)    ($ OR #)    ($ OR #)
---------------------------------------  --------------------------  --------------  -----------  ---------  -----------
Kendrick B. Melrose                      1 Award(1)                  3 fiscal         $  12,794   $ 479,163   $ 537,424
                                                                     years(2)
                                         21,891 shares
                                         17,467 Performance          5 fiscal years
                                         Units(4)

David H. Morris(5)                       1 Award(1)                  3 fiscal            -0-         -0-         -0-
                                                                     years(2)
                                         10,432 shares

Gerald T. Knight                         1 Award(1)                  3 fiscal             1,560      58,419      65,522
                                                                     years(2)
                                         2,588 shares

Calvin R. Hendrix                        1 Award(1)                  3 fiscal             1,329      49,772      55,824
                                                                     years(2)
                                         2,295 shares

Charles B. Lounsbury                     1 Award(1)                  3 fiscal             1,354      50,705      56,871
                                                                     years(2)
                                         2,347 shares

------------------------

(1) An award is the right to receive designated target percentages of annual salary at the end of the performance period if the Company achieves financial performance objectives, based on return on beginning stockholders equity compared with ROBE rankings of the Company's peer group of competitors, as established by the Compensation Committee, pursuant to the Continuous Performance Award

    Plan. The value of an award is based on a participant's base compensation (increased by $100,000 in the case of Mr. Melrose to reflect the salary reduction plan) to be paid during the last fiscal year of an award term (which is normally 3 years), multiplied by an individual performance factor determined by the Committee, which is intended to reflect the participant's ability to implement policy decisions which influence the financial results of the Company or its divisions or subsidiaries. Each award recipient also receives an option to purchase shares of the Company's Common Stock if performance goals are achieved. See the Compensation Committee Report and Proposal Three for additional information on the Continuous Performance Award Plan.

(2) The three year performance period under the Continuous Performance Award Plan includes Fiscal 1995, 1996 and 1997.

(3) Calculated based on estimated Fiscal 1997 salaries pursuant to the Continuous Performance Award Plan.

(4) The number of performance units granted under the Chief Executive Officer Succession Incentive Plan on July 31, 1995 is based on the number of whole shares of Common Stock having an aggregate fair market value of $500,000, and is subject to reduction or forfeiture for failure to meet performance goals. The value of the performance units will fluctuate with the value of the Common Stock, but not below the July 31, 1995 value. The cash value remaining at the time of Mr. Melrose's retirement is to be used to purchase a retirement annuity for Mr. Melrose's benefit.

(5) Mr. Morris resigned as an officer of the Company effective November 1, 1995, and accordingly the award made will lapse and no payout will be made.

                               PERFORMANCE GRAPHS

      The following graph depicts total cumulative stockholder return (assuming reinvestment of dividends) of the Company's Common Stock, the S&P 500 Index and an industry peer index for the preceding five fiscal years commencing with Fiscal 1991. The industry peer index is based on the Fortune 500 Industrial and Farm Equipment Index, excluding companies for which data is unavailable, and is comprised of the companies listed below.

                      COMPARISON OF FIVE YEAR TOTAL RETURN
                        AMONG THE TORO COMPANY, S&P 500,
                                 AND PEER GROUP

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       FISCAL YEAR ENDING JULY 31,
                                                1990       1991       1992       1993       1994       1995
The Toro Co                                      100         68         58         90        105        135
S&P 500                                          100        113        127        138        145        182
Peer Group                                       100         92        104        130        152        194
Peer Group consists of the Fortune 500
(Group 25), Industrial and Farm Equipment

-- This graph assumes $100 invested on August 1, 1990 in the Company's Common Stock, the S&P 500 Index and the peer group index.

-- The peer group index includes: York International, Briggs & Stratton, Stewart & Stevenson Services, Dover Corp., Pentair Corp., Cummins Engine, Cincinnati Milacron Inc., Harnischfeger Industries Inc., Crane Co., Figgie International, Tecumseh Products Co., Ingersoll-Rand Co., Nacco Industries, Parker-Hannifin Corp., Terex Corp., Dresser Industries Inc., Trinova Corp., Deere & Co., Timken Co., Outboard Marine Corp., Baker-Hughes Inc., Caterpillar Inc., Black & Decker Corp., Clark Equipment Co., IMO Industries Inc., Tenneco Inc., American Standard, Western Atlas Inc., Agco Corporation, Actava Group Inc., and Kennametal Inc. as well as the Company. The peer group index does not include Lincoln Electric Co., which is included in the Fortune 500 Industrial and Farm Equipment Index, but for which data is not available. Clark Equipment was removed from the index because it was acquired by Ingersoll-Rand. Applied Materials and Nortek, Inc. were also removed from the Industrial and Farm Group Index in 1995 and five new companies were added.

      The following graph depicts total stockholder return, assuming $100 invested on August 1, 1994, of the Company's Common Stock and the same two indices through July 31, 1995.

                      COMPARISON OF ONE YEAR TOTAL RETURN
                        AMONG THE TORO COMPANY, S&P 500,
                                 AND PEER GROUP

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             QUARTER ENDING
                                               07/94      10/94      01/95      04/95      07/95
The Toro Co                                      100        123        126        129        129
S&P 500                                          100        104        104        114        126
Peer Group                                       100        106         96        111        128
Peer Group consists of the Fortune 500
(Group 25), Industrial and Farm Equipment

      Neither the Compensation Committee Report nor these Performance Graphs shall be deemed to be "soliciting material" or to be filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Securities Exchange Act of 1934, or to the liabilities of Section 18 of that Act.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      For Fiscal 1995, the members of the Committee were all outside members of the Board, and included Messrs. Olseth, Chairman, Meyer and Nassau. Although Mr. Melrose is not a member of the Committee, he attends the meetings for the purpose of providing continuity and specific information about individuals and the Company's compensation plans. Mr. Melrose does not participate in any option grant or award decisions or any decisions of the Committee that might affect him personally. Mr. Melrose serves on the Board of Directors and Compensation Committee of BSI Corporation of which Mr. Olseth serves as president and chief executive officer. Mr. Olseth serves on the Board of Directors and is Chairman of the Compensation Committee of the Company.

                                  PROPOSAL TWO
                 ANNUAL MANAGEMENT INCENTIVE COMPENSATION PLAN

ANNUAL INCENTIVE PLAN PROPOSAL

      For many years the Company has had an annual incentive plan, currently called The Toro Company Annual Management Incentive Plan (the "Annual Plan"). The Annual Plan is designed to reinforce the achievement of financial goals of the Company by providing key employees with an opportunity to earn financial rewards based upon the attainment of corporate, and in some cases, division goals. Stockholders are being asked to approve the performance goals and certain other terms of the Annual Plan, in order to qualify the plan under Section 162(m) of the Code and the recently finalized regulations thereunder. Section 162(m) provides that a publicly held corporation may not deduct certain compensation paid to certain designated officers (generally, the most highly compensated executive officers) unless such compensation is paid pursuant to qualified performance-based compensation plans approved by the Company's stockholders before payment.

      The Board of Directors is therefore seeking stockholder approval of the Annual Plan for Fiscal 1996 and subsequent years.

      The Annual Plan was adopted by the Board of Directors on August 15, 1995, to become effective November 1, 1995, subject to stockholder approval. If stockholder approval is not received, the Compensation Committee will consider amending the Annual Plan as it applies to compensation that may be paid to any person referred to in Section 162(m) so that such a participant's compensation will not exceed the limitation under Section 162(m).

DESCRIPTION OF THE ANNUAL PLAN

      The following discussion sets forth the material terms of the Annual Plan, which appears as Exhibit A to this Proxy Statement.

      PURPOSE. The purpose of the Annual Plan is to provide an annual incentive to reinforce achievement of the performance goals of the Company; to link a significant portion of a participating employee's compensation to the achievement by the Company, and in certain cases, a division, of performance goals; and to attract, motivate and retain key employees on a competitive basis.

      ELIGIBILITY AND PARTICIPATION. Participation in the Annual Plan is limited to key employees of the Company, who are in a position to have a significant, positive impact on the Company's results, as designated by the Compensation Committee. It is anticipated that approximately 69 individuals, including the Company's Chief Executive Officer and named executive officers, will receive awards under the Annual Plan.

      PARTICIPATION   LEVELS.   The   Compensation   Committee   establishes   a
participation level for each participant based on level of responsibility, and expressed as a percentage of base salary, as follows:

Chairman, Chief Executive Officer............................        50%
President, Chief Operating Officer...........................        45%
Elected officers.............................................        40%
Appointed officers...........................................        35%
Director level employees.....................................     25-30%

      PERFORMANCE TARGETS AND GOALS. Individual target awards are established by the Compensation Committee for Annual Plan participants. Target awards will be paid only upon the achievement of Company performance goals established by the Committee. The Committee may also establish maximum potential payout levels of up to 175% of participation levels in the event Company performance goals are exceeded by an amount specified by the Committee. The Committee may increase or decrease performance targets and maximum potential payout levels for division vice presidents and managers by 10% to reflect achievement of division specific performance goals. The Committee may establish curves or other measurements for determination of the amount of payments for achievement of performance goals at less than the maximum potential payout.

      Performance goals may be based on EPS, ROANA, division controllable profit contribution, return on equity, revenue growth and/or earnings growth. Each performance goal is to be specifically defined by the Committee on a Company basis or division basis and/or in comparison with peer group performance. Supplemental performance goals for division vice presidents and managers may be established by the Committee and may be based on division specific operating performance goals such as revenue growth, sustained earnings, product warranty experience or inventory levels. For Fiscal 1996 (November 1, 1995 to October 31,
1996), the Committee has established performance goals based on targeted EPS and ROANA.

      MAXIMUM AWARD. To comply with Code limitations, the Committee has established a maximum annual incentive award payable to any participant with respect to any fiscal year at $1,500,000.

      PAYMENTS. Before any payment is made under the Annual Plan, the Committee must certify in writing that the performance goals justifying the payment of Annual Plan compensation have been met.

      In general, a participant must be an employee of the Company at the time of payment of award amounts in order to receive an award payment.

      ADMINISTRATION. The Annual Plan is administered by the Compensation Committee which has broad authority to administer and interpret the Annual Plan, establish policies under the Annual Plan, approve participants, approve awards or terminate the Annual Plan in its sole discretion. With respect to any participant who is a person referred to in Section 162(m) of the Code, the Committee has the discretion to decrease the amount of an award under the Annual Plan, but may not under any circumstances increase such award.

      EFFECTIVE DATE OF THE ANNUAL PLAN. The Annual Plan is to be effective as of November 1, 1995, subject to approval by the stockholders of the Company.

PLAN BENEFITS

      The benefits or amounts that will be received by or allocated to the Chief Executive Officer, the named executive officers and executive officers and officers who are not executive officers under the Annual Plan are not presently determinable. Amounts received by Mr. Melrose and the named executive officers during the last fiscal year are set forth in the Summary Compensation Table on page 12. Amounts received by or allocated to the executive officers as a group, as of July 31, 1995, equaled $1,722,477. Amounts received by or allocated to all employees, including all officers who were not executive officers, as a group, as of July 31, 1995, equaled $2,433,283. Mr. Morris is included as an executive officer, but has since resigned as President of the Company. Directors who are not executive officers and employees of the Company do not receive benefits under the Annual Plan.

      VOTE REQUIRED. THE AFFIRMATIVE VOTE OF THE MAJORITY OF SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE ANNUAL MEETING IS REQUIRED FOR THE ADOPTION OF ITEM 2. ALL PROXIES WILL BE VOTED FOR ITEM 2 UNLESS A CONTRARY CHOICE IS INDICATED.

                                 PROPOSAL THREE
              AMENDMENTS TO THE CONTINUOUS PERFORMANCE AWARD PLAN

      The stockholders are being asked to consider and vote upon a proposal to amend the Continuous Performance Award Plan ("Performance Award Plan") to modify the financial goals upon which awards may be based and to ensure that incentive bonus payments made under the Performance Award Plan continue to qualify as performance-based compensation for purposes of Section 162(m) of the Code. The purpose of the Performance Award Plan, which was first adopted by the Board and approved by stockholders in 1991, is to provide an incentive to members of management of the Company who are primarily responsible for the management, growth and sound development of the business of the Company and its divisions and subsidiaries, to achieve the Company's long-term financial objectives, by making cash awards based on achievement of long-term performance goals ("Performance Awards").

      The Board of Directors adopted amendments to the Performance Award Plan on August 15, 1995, subject to stockholder approval. If stockholder approval is not received, the Compensation Committee will reconsider the amendments to the Performance Award Plan as they apply to compensation that may be paid to any person referred to in Section 162(m) so that such a participant's compensation will not exceed the limitation under
Section 162(m).

DESCRIPTION OF THE PERFORMANCE AWARD PLAN

      The following summary description of material terms of the Performance Award Plan, as amended, is subject to the specific provisions contained in the Performance Award Plan, a copy of which is Exhibit B of this Proxy Statement. Defined terms have meanings set forth in the Performance Award Plan.

      ELIGIBILITY. Performance Awards may be made to any employee who has primary responsibility for and directly influences achievement of long-term financial results of the Company. The Performance Award Plan is administered by the Compensation Committee, which has the power to select employees to whom Performance Awards are made, to determine the terms of the Performance Awards, to prescribe rules and regulations relating to the Performance Award Plan and to construe and otherwise implement the Performance Award Plan.

      AWARD TERM. Performance Awards are generally granted for a term of three fiscal years commencing on the first day of the first year of the term and are payable only at the conclusion of the term. For the purpose of bringing a person who has not previously participated in the Performance Award Plan into the three year award cycle of the Performance Award Plan, the Committee may grant a one year or two year transition award, so that a Performance Award will be payable, if earned, at the end of each fiscal year of an individual's participation. The Committee may grant successive three year awards to any participant, and may grant partial year awards to new participants. A Performance Award may not be granted to a person who is covered by Section 162(m) later than 90 days after the commencement of the period of service to which the Performance Award relates or after more than 25% of the period of service has elapsed.

      AWARD VALUE AND PARTICIPATION LEVELS. The value of a Performance Award is based on a Participant's actual base compensation paid during the last fiscal year of an Award Term, multiplied by an individual performance factor determined by the Committee which is intended to reflect the participant's ability to implement policy decisions which influence the financial results of the Company, or of its divisions or subsidiaries. For any participant who is a person covered by Section 162(m), the value of a Performance Award must be fixed at the time of grant and must be based on an estimate of the participant's base compensation during the last fiscal year of the Award Term. Performance factors are 100% of base compensation for the Chief Executive Officer, 75% for the President and Chief Operating Officer and 25% for other participants, including other named executive officers.

      PERFORMANCE GOALS. A Performance Award is earned only if the Company achieves a financial goal based upon ROBE and net income growth, as established by the Committee with respect to each Performance Award. The maximum value of a Performance Award ("Award Maximum") is earned if the Company achieves a ROBE and net income growth that rank on a percentile basis among the highest 75 percent of comparable earnings for corporations in the Industrial and Farm Equipment Group of the Fortune 500 (as reported for the calendar year ended during the applicable fiscal year of the Company). If the Company's ROBE and net income growth rank between the 75th and 50th percentile, the award payment will be reduced pro rata on a straight-line basis from 100% at the 75th percentile to two-thirds of the Award Maximum at the 50th percentile. If the Company's ROBE and net income growth rank between the 50th and 25th percentile, the award payment will be reduced further on a straight-line basis to zero at the 25th percentile, and at or below that level, no award payment will be made. No award payment will be earned or paid to any participant during the first six months of any Award Term.

      MAXIMUM AWARD. The maximum award payment that may be made with respect to any Performance Award is $1,500,000.

      PAYMENT. Before any payment is made under the plan, the Committee must certify in writing that the performance goals justifying the payment have been met. Award payments are made only in cash and the Performance Award Plan contemplates payment within a reasonable time following the end of any Award Term. A participant can elect to defer his compensation under the Performance Award Plan in accordance with any cash deferred compensation plan of the Company in effect at the time.

      CHANGE OF CONTROL. Each Performance Award provides that in the event of a threatened or actual change of control of the Company (as defined in the Performance Award Plan) during the final six months of a one year Performance Award or after the first full year of the Award Term of any other Performance Award, the award will become immediately payable and the calculation of the amount to be paid will be based on the ROBE and net income growth of the Company for the full fiscal period then most recently ended.

      MISCELLANEOUS. A Performance Award may not be transferred. A participant may receive payment pursuant to an award only while an employee and only if continuously employed since the date of the Performance Award, except that in the event of death, disability or retirement, the award payment if otherwise earned will be made with respect to the portion of the applicable Award Term completed at the date of such event. In addition, in the event of involuntary termination of employment of a participant during the Award Term, for reasons other than death, disability or retirement, an award payment will be paid with respect to the portion of the applicable Award Term completed at the date of such event, and the payment will be based on the ROBE and net income growth of the Company for the fiscal period then most recently ended and the most recent Fortune 500 publication then available.

      STOCK OPTIONS At the time of granting a Performance Award, the Committee will also grant to each participant a nonqualified stock option to purchase shares of Common Stock under the Company's then effective stock option plan, on terms and conditions permitted under such stock option plan. The number of shares to be covered by each stock option will be determined as follows: (a) the estimated base compensation of the participant for the first fiscal year of the Award Term shall be multiplied by (b) the performance factor assigned to the participant by the Committee and (c) either 1.0 for a one year Award Term, 1.05 for a two year Award Term or 1.1 for a three year Award Term, and the result shall be divided by (d) the fair market value of one share of Common Stock, calculated by taking the average of the closing prices of the Common Stock for the three months prior to the date of grant. However, if the Company's ROBE and net income growth performance as compared with other corporations comprising the Industrial and Farm Equipment Group of the Fortune 500 rank below the 75th percentile, the number of shares subject to the option will be reduced on a formula basis as provided in the Performance Award Plan and becomes zero at or below the 25th percentile.

      The calculation of whether the performance goals have been achieved will be made and certified by the Committee promptly after the end of each fiscal year. Provided the Committee has done so, the option will become exercisable on the date the Company releases to the public its earnings for the prior fiscal year, and will remain exercisable until 90 days thereafter. In the event of a threatened or actual Change of Control of the Company, each option will become immediately exercisable in the full option amount, unless otherwise not permitted under the Company's then effective stock option plan or federal securities laws.

PLAN BENEFITS

      The benefits or amounts that will be received by or allocated to the Chief Executive Officer, the named executive officers, executive officers and officers who are not executive officers under the Performance Award Plan are not presently determinable. Amounts received by Mr. Melrose and the named executive officers during the last fiscal year are set forth in the Summary Compensation Table on page 12 and the Long-Term Incentive Compensation Table on page 15. Amounts received by or allocated to the executive officers as a group, as of July 31, 1995, equaled $950,731. Amounts received by or allocated to all employees, including all officers who were not executive officers, as a group, as of July 31, 1995, equaled $33,435. Mr. Morris is included as an executive officer, but has since resigned as President of the Company. Directors who are not executive officers and employees of the Company do not receive benefits under the Performance Award Plan.

      VOTE REQUIRED. THE AFFIRMATIVE VOTE OF THE MAJORITY OF SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE ANNUAL MEETING IS REQUIRED FOR THE ADOPTION OF ITEM 3. ALL PROXIES WILL BE VOTED FOR ITEM 3 UNLESS A CONTRARY CHOICE IS INDICATED.

                                 PROPOSAL FOUR
    AMENDMENTS TO THE 1989 STOCK OPTION PLAN AND THE 1993 STOCK OPTION PLAN

BACKGROUND

      The stockholders of the Company are asked to approve (i) certain amendments to The Toro Company 1989 Stock Option Plan and The Toro Company 1993 Stock Option Plan (the "Plans") to ensure that stock options granted thereunder continue to qualify as performance-based compensation for purposes of Section 162(m) and (ii) an amendment to The Toro Company 1993 Stock Option Plan (the "1993 Plan") to increase by 600,000, the number of shares of Common Stock and the related preferred share purchase rights attached thereto (together referred to as the Common Stock for purposes of this section) authorized for issuance pursuant to options granted under the 1993 Plan.

      Because no further shares may be granted under the 1985 Incentive Stock Option Plan (which terminated for this purpose on December 10, 1995) and the Company has subjected most shares of Common Stock under the 1989 Stock Option Plan (the "1989 Plan") and the 1993 Plan to options, the Board of Directors currently wishes to provide for additional shares of Common Stock to be made available for the grant of options to key employees. Accordingly, on October 17, 1995, the Board of Directors adopted an amendment, subject to stockholder approval, to increase by 600,000 the number of shares of Common Stock authorized for the grant of options under its 1993 Plan. If stockholder approval is not received, the Compensation Committee (the "Committee") will reconsider the amendments to the Plans as they apply to compensation that may be paid to any person referred to in Section 162(m) so that such a participant's compensation will not exceed the limitation under Section 162(m).

DESCRIPTION OF THE PLANS

      The following summary of the Plans as amended is subject to the specific provisions of the Plans. The Plans are identical except for the number of shares of Common Stock authorized for issuance under each. A copy of the 1993 Plan is Exhibit C to this Proxy Statement.

      ELIGIBILITY. The purpose of the Plans is to provide an incentive to certain employees, including executive officers, and other individuals who perform services for the Company to contribute significantly to the strategic and long-term performance objectives and growth of the Company.

      ADMINISTRATION. The Plans will be administered by the Committee. The Committee will have the power to select the individuals to whom options will be granted, and will interpret the provisions of the Plans. Under the rules promulgated under the Exchange Act, members of the Committee are not currently eligible to receive options under the Plans.

      SHARES AUTHORIZED. The number of shares currently authorized for issuance under the 1989 Plan is 1,700,000 and under the 1993 Plan is 1,000,000 shares. As amended, the number of shares authorized for issuance under the 1993 Plan is 1,600,000 shares, in each case subject to adjustment in the event of stock splits, recapitalization or other similar changes affecting the Common Stock. Shares of Common Stock to be issued upon the exercise of options may be either original issue or treasury shares. Shares of Common Stock covered by options which terminate without being exercised or which are otherwise not used will again be available for option grants.

      PLAN TERM. The Plans will remain in effect until all shares of Common Stock reserved for issuance have been purchased, except that no options may be granted under the 1989 Plan later than December 12, 1999 and no later than December 16, 2003 under the 1993 Plan.

      OPTION TERMS. The term of each option will be fixed by the Committee, subject to the requirements of Section 422 of the Code.

      The exercise price of each option will be determined by the Committee, except that the determination must take into account the requirements of Section 162(m) and Section 422 of the Code and Section 16 of the

Exchange Act. The exercise price of an incentive stock option may not be less than the fair market value of the Common Stock on the date of grant, as determined by reference to the closing price on the New York Stock Exchange as reported by THE WALL STREET JOURNAL.

      Notwithstanding any other provisions of the Plans, the maximum number of shares of Common Stock that may be covered by option grants to a person covered by Section 162(m) of the Code during any calendar year shall be 100,000 shares.

      Options may be granted either as incentive stock options under Section 422, or as nonqualified options. To the extent that the aggregate fair market value (as of grant date) of Common Stock with respect to which incentive stock options are exercisable for the first time during any calendar year by an individual exceeds $100,000 or such other limit as may be required by the Code, options which exceed such limit will be treated as nonqualified options. This limit does not apply to nonqualified options. The exercise price of an option is determined by the Committee, subject to certain limitations, including those imposed by the Code with respect to incentive stock options and options granted to persons referred to in Section 162(m).

      Options may not be transferred except by will or the laws of descent and distribution. During the lifetime of an option holder, the option may be exercised only by the option holder and only while an employee of the Company or of a parent or a subsidiary of the Company and only if continuously so employed since the date the option was granted, except that (i) certain options may be exercised not later than the earlier of the date the option expires or one year after termination by reason of disability or death, and (ii) certain nonqualified stock options may be exercised not later than the earlier of the date the option expires or four years after termination by reason of retirement at or after age 60, or in certain cases, before age 60. Special provisions may be applicable to salary replacement options. In the event an option holder terminates employment or performance of services and is employed or retained by a competitor of the Company within one year thereafter, any outstanding options held by such person may be rescinded and return of the economic value of any option realized during the 12 month period prior to such termination may be demanded by the Committee. In the event an option holder's employment or service terminates prior to exercise of any outstanding options, other than as a result of disability, death or retirement, such options will be immediately cancelled and will again become available for option grants.

      METHODS OF EXERCISE. The Plans provide that the Committee may permit exercise of an option by a variety of methods, including payment in cash or shares of Common Stock, delivery of a notice of exercise and sale of shares by a brokerage firm or such other methods as comply with requirements of the Code and the Exchange Act, as the Committee deems appropriate. The Committee may include a provision in an option permitting the grant of a new option when payment of the exercise price upon exercise of an option is made in shares of Common Stock (an accelerated ownership option). The terms of the accelerated ownership option would be the same as those of the original option, except that the exercise price would be fair market value at the date of grant of the new option.

      CHANGE OF CONTROL. In the event of an actual or threatened change of control of the Company as defined in the Plan, all options will fully vest, unless otherwise limited by the Committee at the time of grant.

      AMENDMENT. The Plans may be amended, suspended or discontinued at any time by the Board of Directors, except that no amendment will be effective without approval of the stockholders of the Company where the failure to obtain approval would adversely affect compliance of the Plans with the Exchange Act or the Code. No amendment to the Plan may, without the consent of the option holder, alter or impair any option previously granted under the Plans.

TAX CONSEQUENCES

      The following is a brief description of the federal income tax treatment which will generally apply to options granted under the Plans, based on the Code as presently in effect. The rules governing the tax treatment of stock options are very technical. Therefore, the following description is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and the application of each may vary in individual circumstances. Finally, the tax consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

      With respect to incentive stock options, generally, the option holder is not taxed and the Company is not entitled to a deduction on either the grant or the exercise of any incentive stock option, so long as the requirements of
Section 422 continue to be met, except that the spread between the exercise price and the fair market value at the date of exercise is generally an item of tax preference for purposes of the participant's alternative minimum tax. If the option holder meets the employment requirements and does not dispose of the shares of Common Stock acquired upon exercise of an incentive stock option until at least (i) one year after transfer of the shares pursuant to the exercise of the option and (ii) two years after the date the option was granted, gain or loss realized on sale of the shares will be treated as long-term capital gain or loss. If the shares of Common Stock are disposed of before those periods expire, which is called a disqualifying disposition, the option holder will be required to recognize ordinary income in an amount equal to the lesser of (i) the excess, if any, of the fair market value of the Common Stock on the date of exercise over the exercise price or (ii) if the disposition is a taxable sale or exchange, the amount of gain realized. Upon such a disqualifying disposition, the Company will generally be entitled, at the same time, to a deduction equal to the amount of ordinary income recognized by such person.

      The grant of an option which does not qualify for treatment as an incentive stock option is generally not a taxable event for the option holder. Upon exercise of a nonqualified stock option, the option holder will generally be required to recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock acquired upon exercise (generally determined as of the date of exercise) over the exercise price of the option, and the Company will be entitled to a deduction in an equal amount.

      Option agreements under the Plans may provide for accelerated vesting in the event of a change in control of the Company. If such a provision becomes effective, certain amounts with respect to benefits derived may be characterized as "parachute payments" under certain provisions of the Code. If such provisions are applicable, an employee will be subject to a 20% excise tax on any "excess parachute payment" pursuant to Code Section 4999 and the Company will be denied a deduction with respect to such excess parachute payment pursuant to Code 280G. An employee generally is deemed to have received a "parachute payment" if such employee receives compensation that (i) is contingent upon a change in the ownership or control of the Company and (ii) exceeds, in the aggregate, and amount equal to three times the employee's base amount. The "base amount" generally is the average of the annual compensation of such employee for the five years preceding the change in ownership or control. An "excess parachute payment" with respect to any employee is the excess of the total parachute payments to such person over such person's base amount.

PLAN BENEFITS

      The amount of options that will be received by or allocated to the Chief Executive Officer, the named executive officers, executive officers and officers who are not executive officers, persons who received or are to receive 5% of such options and all employees (including all current officers who are not executive officers), as a group, under the Plans is not presently determinable. Amounts received by Mr. Melrose and the named executive officers during the last fiscal year are set forth in the Summary Compensation Table on page 12 and the Option Grants table on page 14. Options received by or allocated to the executive officers as a group, as of July 31, 1995, equaled 160,880. Options received by or allocated to all employees, including all officers who were not executive officers, as a group, as of July 31, 1995, equaled 162,594. Mr. Morris is included as an executive officer, but has since resigned as President of the Company. Directors who are not executive officers and employees of the Company do not receive benefits under the Plans.

      VOTE REQUIRED. THE AFFIRMATIVE VOTE OF THE MAJORITY OF SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE ANNUAL MEETING IS REQUIRED FOR THE ADOPTION OF ITEM 4. ALL PROXIES WILL BE VOTED FOR ITEM 4 UNLESS A CONTRARY CHOICE IS INDICATED.

                                 PROPOSAL FIVE
       PROPOSED AMENDMENTS TO THE TORO COMPANY 1992 DIRECTORS STOCK PLAN

      The stockholders of the Company are asked to approve amendments to The Toro Company 1992 Directors Stock Plan (the "Directors Plan") to add a stock option award feature to this plan for nonemployee directors ("Nonemployee Directors") of the Company.

      The Board of Directors first adopted and the stockholders first approved the Directors Plan in 1992 to provide that each Nonemployee Director of the Company be awarded shares of the Company's Common Stock ("Directors Shares"), as a supplement to cash compensation. The plan as amended provides for the grant to Nonemployee Directors of options to purchase shares of the Company's Common Stock ("Directors Options"). In addition, the Directors Plan as amended eliminates references to calendar dates and refers instead to days and months of a fiscal year. Finally, the number of shares available for issuance under the Directors Plan as amended would be increased from 25,000 shares (of which 6,815 shares have already been issued) to 65,000 shares.

      The Plan is intended to comply with the provisions of Rule 16b-3 under the Exchange Act, so that the receipt of stock and options by a Nonemployee Director will be exempt acquisitions for purposes of Section 16(b) under the Exchange Act.

PRINCIPAL FEATURES OF THE DIRECTORS PLAN

      Following is a summary of the material features of the Directors Plan as amended and is subject to the specific provisions of the Directors Plan, a copy of which is Exhibit D to this Proxy Statement.

      PURPOSE. The purpose of the Directors Plan is to attract and retain experienced and knowledgeable Nonemployee Directors to serve as members of the Board of Directors of the Company.

      ELIGIBILITY. Members of the Board of Directors who are not current employees of the Company or any subsidiary are eligible to receive awards under the Directors Plan.

      AWARD OF DIRECTORS SHARES. Under the Directors Plan, the Company annually issues to each Nonemployee Director, on the first day of each fiscal year, Directors Shares, which are shares of Toro Common Stock having a fair market value of $5,000, based on the average of the closing prices of the Common Stock on the New York Stock Exchange for each of the trading days in the three month calendar period immediately prior to the date of issue.

      AWARD OF DIRECTORS OPTIONS AND TERMS. Under the Directors Plan as amended, the Company will annually grant to each Nonemployee Director, on the first day of each fiscal year, a Directors Option to purchase 1,000 shares of Toro Common Stock, on the terms and conditions described below. Options may be granted only as nonqualified stock options. The first such grant was made on November 1, 1995, the first day of the Company's new fiscal year, subject to stockholder approval. Each Directors Option has a term of five years and is exercisable six months following the date of grant. The exercise price per share of Common Stock at the date of grant will be equal to the closing price of a share of Common Stock on the New York Stock Exchange on such date, as reported in THE WALL STREET JOURNAL.

      Options may not be transferred except by will or the laws of descent and distribution. During the lifetime of a Nonemployee Director, an option may be exercised only by the Nonemployee Director and only while a Nonemployee Director of the Company and only if continuously serving as a Nonemployee Director since the date the option was granted. In the event a Nonemployee Director's service terminates prior to exercise of any outstanding option, such options will be immediately cancelled and will again become available for option grants.

      METHODS OF EXERCISE. The Directors Plan permits exercise of an option by payment in cash or shares of Common Stock.

      CHANGE OF CONTROL. In the event of an actual or threatened change of control of the Company as defined in the Directors Plan, all options will fully vest.

      MISCELLANEOUS. Directors Shares and Directors Options are a supplemental benefit and are not included in the amount of compensation upon which a Nonemployee Director's retirement benefit is calculated for purposes of the Company's Director Retirement Plan or a similar plan.

      The maximum number of shares to be made available for issuance under the Directors Plan as amended is 65,000, subject to adjustment to reflect changes in the corporate or capital structure of the Company. Shares may be authorized but unissued Common Stock or shares of Common Stock held in the Company's treasury.

      The Directors Plan is administered by a committee comprised of members of the Board of Directors who are employees of the Company.

      TERM AND AMENDMENT. The Directors Plan will continue for a period of ten years, until August 20, 2002, unless terminated sooner by the Board of Directors.

      The Directors Plan may be amended, suspended or discontinued at any time by the Board of Directors, except that no amendment will be effective without approval of the stockholders of the Company, where the failure to obtain approval would adversely affect compliance of the Directors Plan with the Exchange Act or the Code. No amendment to the Directors Plan may, without the consent of the Nonemployee Director, alter or impair any option previously granted under the Directors Plan.

TAX CONSEQUENCES UNDER THE PLAN

      The award of Directors Shares under the Directors Plan will result in taxable income to a Nonemployee Director and an income expense and related deduction to the Company at the time of issuance of Directors Shares. The grant of a Directors Option is not a taxable event for the option holder. Upon exercise of a Directors Option, the option holder will generally be required to recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock acquired upon exercise (generally determined as of the date of exercise) over the exercise price of the option, and the Company will be entitled to a deduction in an equal amount.

      VOTE REQUIRED. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE ANNUAL MEETING IS REQUIRED FOR THE ADOPTION OF ITEM 5. ALL PROXIES WILL BE VOTED FOR
ITEM 5 UNLESS A CONTRARY CHOICE IS INDICATED.

                                  PROPOSAL SIX
                       SELECTION OF INDEPENDENT AUDITORS

      The Audit Committee of the Board of Directors has selected KPMG Peat Marwick LLP to serve as independent auditors to the Company for Fiscal 1996. Although it is not required to do so, the Board of Directors wishes to submit the selection of KPMG Peat Marwick LLP for stockholder approval at the meeting.

      A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if so desired, and to be available to respond to appropriate questions.

      VOTE REQUESTED. THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE SELECTION OF KPMG PEAT MARWICK LLP. IF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE MEETING DO NOT APPROVE THE SELECTION OF PUBLIC ACCOUNTANTS, THE BOARD OF DIRECTORS WILL RECONSIDER ITS SELECTION. ALL PROXIES WILL BE VOTED FOR ITEM 6 UNLESS A CONTRARY CHOICE IS INDICATED.

                 STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

      The 1997 Annual Meeting of Stockholders is expected to be held on March 13, 1997. Unless the date of the 1997 Annual Meeting is changed, a stockholder proposal must be received by the Secretary of the Company no later than the close of business on October 8, 1996, in order to be included in the Company's Proxy Statement for the 1997 Annual Meeting. Procedures for nominations by a stockholder of a person for election as a director at the 1997 Annual Meeting, or any other meeting, are described on page 2.

                             SECTION 16 COMPLIANCE

      The rules of the Securities and Exchange Commission require disclosure of late Section 16 filings by directors and executive officers of the Company. Based solely on review of copies of those filings received by the Company, or written representations from certain persons that no Form 5 filings were required for those persons, all Section 16(a) filing requirements applicable to directors and executive officers have been met, except that a Form 4 report with respect to one transaction was filed four days late on behalf of Mr. Calvin R. Hendrix, an executive officer of the Company.

                                 OTHER MATTERS

      The management of the Company knows of no other matters that may come before the Annual Meeting. However, if matters other than those referred to above should properly come before the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote such proxy in accordance with their best judgment.

Dated: February 5, 1996                 BY ORDER OF THE BOARD OF DIRECTORS

                                                 [SIGNATURE]

                                             J. LAWRENCE MCINTYRE
                                 Vice President, Secretary and General Counsel

                                                                       EXHIBIT A

                                THE TORO COMPANY
                        ANNUAL MANAGEMENT INCENTIVE PLAN

1. PLAN PURPOSE. The purpose of The Toro Company Annual Management Incentive Plan (the "Plan") is to provide an annual incentive to reinforce achievement of the performance goals of The Toro Company (the "Company"); to link a significant portion of a participating employee's compensation to the achievement by the Company and, in certain cases, a division, of performance goals; and to attract, motivate and retain key employees on a competitive basis.

2. ELIGIBILITY AND PARTICIPATION. Within the first 90 days of each fiscal year, or the first 25% of a shorter performance period, the Compensation Committee shall select those employees who, through their position or performance, can have a significant, positive impact on the Company's financial results. Nominations may be made to the Chief Executive Officer and presented by the Chief Executive Officer to the Compensation Committee. Participants are designated to participate in the Plan for one fiscal year, but may be renominated and selected to participate in subsequent years. Newly-hired employees or employees who change responsibilities during a fiscal year may be selected as participants after the first 90 days of a fiscal year.

3.  PARTICIPATION  LEVELS.  The   Compensation  Committee   shall  establish   a
participation level for each participant based on level of responsibility, which level shall be a percentage of base salary, as follows:

Chairman, Chief Executive Officer............................        50%
President, Chief Operating Officer...........................        45%
Elected Officers.............................................        40%
Appointed Officers...........................................        35%
Director level Employees.....................................        25%

    The Chief Executive Officer and President may approve modifications to the foregoing participation levels for any participant who is not a person referred to in Section 162(m) of the Internal Revenue Code of 1986, as amended, or the regulations thereunder ("Section 162(m)"), if such modification is based on level of responsibility.

    With respect to any participant who is a person referred to in Section 162(m), the term "base salary" shall mean the participant's salary at the date the Committee establishes the award and performance targets for such participant.

4. PERFORMANCE TARGETS. Individual target awards shall be established by the Compensation Committee for Plan participants. Target awards will be paid only upon the achievement of performance goals established by the Committee, in writing, within the first 90 days of each fiscal year (or in the case of a new participant or a performance period of less than twelve months necessitated by a nonrecurring event, including but not limited to a change in fiscal year end, before 25% of the performance period has elapsed). The Committee may also establish maximum potential payout levels of up to 175% of participation levels in the event performance goals are exceeded by an amount specified by the Committee. The Committee may increase or decrease performance targets and maximum level potential payouts for division vice presidents and managers by 10% to reflect achievement of division specific performance goals. The Committee may establish curves or other measurements for determination of the amount of payments for achievement of performance goals at less than the maximum potential payout.

5. PERFORMANCE GOALS. Performance goals to be established under paragraph 4 shall be based on earnings per share (EPS), return on average net assets (ROANA), division controllable profit contribution, return on equity, revenue growth or earnings growth. Supplemental Performance goals for division vice presidents and managers that may be established under paragraph 4 may be based on division specific operating performance goals such as revenue growth, sustained earnings, product warranty experience or inventory levels. Each performance goal is to be specifically defined by the Compensation Committee on a Company basis or division basis and/or in comparison with peer group performance.

6. DISCRETION TO DECREASE AWARD. With respect to any participant who is a person referred to in Section 162(m), the Committee shall have the discretion to decrease the amount of an award under the Plan, but may not under any circumstances increase such award.

7. MAXIMUM AWARD. Notwithstanding any other provision of this Plan, the maximum target award a participant may earn and receive with respect to any fiscal year is $1,500,000. The Committee may, in its discretion, decrease this maximum, but may not, under any circumstances, increase this maximum.

8. PAYMENTS. Before any payment is made under the Plan, the Committee must certify in writing that the performance goals justifying the payment of Plan compensation have been met.

9. ADMINISTRATION. The Compensation Committee is authorized and empowered to administer the Plan, establish policies and adopt rules under the Plan, approve changes to the Plan, subject to any requirements that such changes be approved by stockholders of the Company, interpret provisions of the Plan, approve participants, approve awards or terminate the Plan, in its sole discretion. The Committee may delegate certain of these activities and all decisions not required to be exercised by it under Section 162(m), as it solely determines. All decisions of the Committee shall be final and binding upon all parties including the Company, its stockholders and Plan participants.

10. GOVERNING LAW. The Plan shall be construed, administered and governed in all respects under and by the applicable laws of the State of Delaware.

11. PLAN AMENDMENT AND TERMINATION. The Committee may, in its sole and absolute discretion, amend, suspend or terminate the Plan at any time, with or without advance notice to Participants, provided that no amendment to the Plan shall be effective which would increase the maximum award payable under paragraph 7, which would change the specified performance goals for payment of awards under paragraph 5 or which would modify the requirements as to eligibility for participation under paragraph 2, unless the stockholders of the Company shall have approved such change in accordance with the requirements of Section 162(m). Under no circumstances may the Plan be amended to permit the Committee to increase the amount of a target award in contravention of the requirements of paragraph 6.

12. EFFECTIVE DATE OF THE PLAN. The Plan shall be effective on November 1, 1995, subject to approval by the stockholders of the Company.

                                                                       EXHIBIT B

                                THE TORO COMPANY
                       CONTINUOUS PERFORMANCE AWARD PLAN
                   (AS AMENDED AND RESTATED, AUGUST 15, 1995)
              (SUBJECT TO STOCKHOLDER APPROVAL ON MARCH 12, 1996)

1. PURPOSE OF THE PLAN. The purpose of the Continuous Performance Award Plan (the "Plan") is to provide an incentive to members of management of The Toro Company (the "Company") who are primarily responsible for the management, growth and sound development of the business of the Company to achieve the Company's long-term financial objectives, by making awards based on achievement of performance goals ("Performance Awards").

2. EFFECTIVE DATE. The Plan shall become effective as of August 1, 1991, subject to the approval of the stockholders of the Company at its Annual Meeting of Stockholders on December 10, 1991, and shall continue in effect unless and until terminated by the Board of Directors of the Company.

3. ADMINISTRATION. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company, or its successor committee (the "Committee"), it being intended that members of the Committee shall qualify to administer the Plan as contemplated by Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") or any successor rule, and as contemplated by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and the rules and regulations thereunder, and provided further that, if the stock options granted pursuant to paragraph 6 hereof are authorized to be granted under the Company's stock option plans, the members of the Committee shall also have authority to act under those plans. The Committee shall have power to select employees to whom Performance Awards are made, to determine the terms of the Performance Awards consistent with the Plan, to prescribe rules and regulations relating to the Plan and to construe and otherwise implement the Plan.

4. ELIGIBILITY. Performance Awards may be made to any employee who has primary responsibility for and directly influences achievement of long-term financial results of the Company. Officers of the Company who are also members of the Board of Directors shall be eligible to receive Performance Awards. Members of the Committee shall not be eligible to receive Performance Awards. Individuals to whom Performance Awards are made are referred to as "Participants."

5. TERMS OF AWARDS. Performance Awards shall be evidenced by written agreements in such form, not inconsistent with this Plan, as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

    a. "AWARD TERM". Unless otherwise provided herein, each Performance Award shall have a term of three fiscal years and shall be payable only at the conclusion of such term. Notwithstanding the foregoing, and for the purpose of bringing a Participant who has not previously participated in this Plan into the three year award cycle of the Plan, the Committee shall grant, in addition to a three year Performance Award, a Performance Award having a term of one fiscal year and a Performance Award having a term of two fiscal years, such that an award shall be payable, if otherwise earned, at the conclusion of each of the first two fiscal years after commencement of participation in the Plan. The Committee may, in its discretion, grant additional, successive three year Performance Awards to any Participant with respect to subsequent three year periods. Notwithstanding the foregoing, the Committee may, in its discretion, make Performance Awards having a duration of less than the normal Award Term to an individual who is selected to first become a Participant at a time other than the beginning of a fiscal year of the Company or to reflect a fiscal transition period resulting from a change in fiscal year end or similar significant event; provided that such award shall otherwise be generally on the same terms and conditions applicable to Performance Awards granted as of the first day of the applicable fiscal year.

       SPECIAL RULE FOR PERSONS REFERRED TO IN SECTION 162(M). If a Performance Award is granted at a time other than the beginning of a fiscal year, such award shall not be granted later than 90 days after the commencement of the period of service to which the Performance Award relates or after more than 25% of the period of service has elapsed, in accordance with the provisions of paragraph 5.c.ii hereof

    b. DATE OF GRANT. Except as otherwise permitted under this Plan, Performance Awards, whether one year, two year or three year awards, shall be granted as of the date which marks the first day of any Award Term.

    c. BASIS OF AWARD.

       i. The maximum amount that may be paid with respect to any Performance Award (the "Award Maximum") shall be determined by multiplying (a) the base compensation actually paid to the Participant during the period of any one-year Award Term or the last fiscal year of any multiple-year Award Term, as the case may be, exclusive of any bonus or other incentive compensation but including deferred base compensation, times (b) a performance factor (such as .25, .50, 1.0, etc.) determined by the Committee, which is intended to reflect the Participant's ability to influence the financial results of the Company and the Participant's relative seniority within management. The maximum dollar amount of the Award Maximum of each Performance Award shall be set by the Committee at the time of grant of such award.

             SPECIAL RULE FOR PERSONS REFERRED TO IN SECTION 162(M): The maximum amount that may be paid with respect to a Performance Award granted to a person referred to in Section 162(m) shall be determined based on an estimate of such base compensation to be paid during a one-year Award Term or the last fiscal year of a multiple year Award Term, and the maximum dollar amount of the Award Maximum shall be set by the Committee at the time of grant of such award. Performance factors applicable to such persons shall be as follows:

Chief Executive Officer........................       1.00
President and Chief Operating Officer..........        .75
Other Officers.................................        .25

       ii. The Committee shall establish a financial performance goal based on the Company's relative performance in achieving a return on beginning stockholders equity (ROBE) and net income growth as compared with the Industrial and Farm Group of the Fortune 500 companies (the "Performance Goal"), and the amount that shall be paid (the "Award Payment") with respect to each Performance Award shall be based on the achievement by the Company of such Performance Goal during the applicable Award Term; provided that the Performance Goal shall be established not later than 90 days after the commencement of the period of service to which the Performance Goal relates, provided that the outcome is substantially uncertain at the time the Committee actually establishes the Performance Goal; and provided further that in no event will a Performance Goal be considered to be preestablished if it is established after 25% of the period of service (as scheduled in good faith at the time the Performance Goal is established) has elapsed.

    d. CALCULATION OF AWARD PAYMENT.

       i. STANDARD CALCULATION. The Company's ROBE and net income growth for each fiscal year shall be converted to a percentile score (the Percentile Score) by comparing the ROBE and net income growth to comparable data for all companies in the Industrial and Farm Equipment Group of Fortune 500 (as reported for the calendar year ended during such fiscal year). The one year Percentile Score shall be used to determine the Award Payment with respect to a one year Award Term and the average of the Percentile Scores for a two or three year Award Term shall be used in determining the Award Payment for any multiple year Performance Award. If the Percentile Score (or average Percentile Score for a two or three year Award
             Term) is: (a) at or above the 75th percentile, each Participant shall be paid the Award Maximum; (b) between the 50th and 75th percentile, each Participant shall be paid an amount equal to two-thirds of the Award Maximum at the 50th percentile and ranging up on a straight line basis to 100% of the Award Maximum at the 75th percentile; (c) between the 25th and 50th percentile, each

             Participant shall be paid two-thirds of the Award Maximum at the 50th percentile and ranging down on a straight line basis to zero at the 25th percentile; and (d) at or below the 25th percentile, no Performance Award shall be paid. The Award Payment with respect to a Performance Award covering two or three fiscal years shall not be earned or paid until the completion of the final fiscal year of the Award Term. However, no award payment will be earned or paid to any participant during the first six months of any Award Term.

       ii. Notwithstanding the provisions of subparagraph i of this subparagraph 5.d., any individual who has participated in the Plan for less than a full fiscal year during a one-year Award Term shall receive a payment only for that portion of the fiscal year during which the individual was a Participant (expressed as a percentage and based on a 360 day year).

    e. MAXIMUM AWARD.  Notwithstanding any  other provision  of this  Plan,  the
       Maximum   Award  Payment  with  respect   to  any  Performance  Award  is
       $1,500,000.

    f. PAYMENT. Before any payment is made under the Plan, the Committee must certify in writing that the Performance Goal justifying the payment has been met. Subject to the provisions of subparagraph 5.g. hereof, any amount earned with respect to a Performance Award shall be paid in cash within a reasonable time after the last day of the Award Term and after the Committee has certified in writing that the applicable Performance Goal and any other material terms were satisfied. A Participant shall have no control over the date of payment; provided, however, that a Participant may elect to defer receipt of the cash payment into a deferred compensation account in accordance with the Company's usual procedures, provided that such deferred compensation account shall be maintained in cash or cash equivalents and not in the equity securities of the Company.

    g.
       CHANGE OF CONTROL. Each Performance Award shall provide that in the event of a threatened or actual change of control of the Company after one full year of any multiple year Award Term, or during the final six months of a one-year Award Term, any such Performance Award shall become immediately payable and the calculation of the amount payable shall be based on the ROBE and net income growth of the Company for the fiscal period most recently ended and the most recent Fortune 500 publication then available. In the event of a threatened or actual Change of Control of the Company as hereinafter defined, whether or not approved by the Board of Directors, all options shall fully vest, unless otherwise limited by the Committee at the time of the option grant, and be exercisable in their entirety immediately, and notwithstanding any other provisions of the Plans, shall continue to be exercisable for three (3) years following termination of employment which occurs after such change of control. A Change of Control means the earliest to occur of (a) a public announcement that a party shall have acquired or obtained the right to acquire beneficial ownership of 20% or more of the outstanding shares of Common Stock of the Company, (b) the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a party of 30% or more of the outstanding shares of Common Stock of the Company, or (c) the occurrence of a tender offer, exchange offer, merger, consolidation, sale of assets or contested election or any combination thereof, that causes the persons who were directors of the Company immediately before such Change of Control to cease to constitute a majority of the Board of Directors of the Company or any parent of or successor to the Company."

    h. TRANSFERABILITY. No Performance Award granted hereunder may be transferred by a Participant. A Participant may receive payment with respect to a Performance Award only while an employee of the Company or a parent or subsidiary of the Company and only if he or she has been continuously employed since the date the Performance Award was granted; provided, however, that:

       i. In the event of the death, disability or retirement of a Participant, an Award Payment shall be paid if otherwise earned in accordance with subparagraph 5.d. hereof, with respect to the portion of the applicable Award Term completed at the date of such event (based on a 360 day year and expressed as a percentage). The amount shall be calculated and paid in accordance with the applicable provisions of subparagraphs 5.d. and 5.e., notwithstanding the earlier occurrence of such event.

       ii. In the event of involuntary termination of employment of a Participant, during the Award Term, for reasons other than death, disability or retirement, an Award Payment shall be paid, if otherwise earned in accordance with subparagraph 5.d. hereof, with respect to the portion of the applicable Award Term completed at the date of such event (based on a 360 day year and expressed as a percentage). Any payment made under this subparagraph 5.g. shall be based on the ROBE and net income growth of the Company for the fiscal period then most recently ended and the most recent Fortune 500 publication then available.

6. STOCK OPTIONS. At the time of granting any Performance Award, the Committee shall grant to each Participant options to purchase shares of the Common Stock, $1.00 par value, and related preferred share purchase rights of the Company (the "Common Stock") under the Company's then effective stock option plan or plans, on such terms and conditions as may be required or permitted under such stock option plan, provided, however, that the following terms shall be applicable unless otherwise not permitted by such stock option plan:

    a. Each Participant shall be granted one option with respect to each Performance Award.

    b. The number of shares to be subject to an option granted to a Participant (the "Option Amount") shall be determined by: multiplying (a) the estimated base compensation of the Participant during the first fiscal year of the Award Term, as determined by the Human Resources Department of the Company, exclusive of any bonus or other incentive compensation but including deferred base compensation; times (b) the performance factor described in subparagraph 5.c.i above; times (c) 1.0 for a one-year Award Term, 1.05 for a two-year Award Term, and 1.1 for a three-year Award Term; and dividing that result by (d) the Fair Market Value of one share of the Common Stock of the Company determined in accordance with subparagraph 6.d. hereof.

    c. Notwithstanding paragraph 6.b., the number of shares subject to an option shall be subject to reduction as follows: If the Company's Percentile Score (or average Percentile Score for a multiple year Award Term) as calculated in accordance with subparagraph 5.d. above, is not at or above the 75th percentile, but is at or above the 25th percentile, a portion of the option related to the applicable Performance Award shall be deemed to expire so that the number of shares subject to the option shall be reduced pro rata on a straight-line basis (full shares only) to two-thirds of the Option Amount at a 50th Percentile Score and to zero at a 25th Percentile Score, on the same basis as provided in subparagraph 5.d. above. Thus, if the Company does not achieve a Performance Goal at the 25th percentile as herein provided for the Award Term, the option shall expire automatically. The calculation required by subparagraphs 5.d. and 5.f. and by this subparagraph as to the achievement of the Performance Goals shall be made by the Committee promptly after the end of each fiscal year, and any option or portion of an option deemed to expire shall expire automatically upon the making of such calculation. The Committee shall promptly notify the Participants of the results of the calculation.

    d. The exercise price per share under any option shall be the Fair Market Value of one share of the Common Stock of the Company. The Fair Market Value of one share of the Common Stock, for the purpose of determining the Option Amount and the exercise price per share, shall be the average closing price of the Common Stock on the New York Stock Exchange for the three month period immediately prior to the grant date, provided that such result shall otherwise be in accordance with the then effective stock option plan.

    e. An option granted with respect to any Performance Award, or the portion thereof which remains after application of subparagraph 6.c. above, shall become exercisable on the date the Company releases to the public its earnings announcement for the prior fiscal year, provided that the Committee has notified the Participants in accordance with subparagraph 6.c., and shall remain exercisable until 90 days following the Company's public fiscal year-end earnings announcement. If permitted under the then effective stock option plan or under applicable securities laws, each option shall provide that in the event of a Change of Control of the Company during the Award Term, the option shall become immediately exercisable in the full Option Amount and the calculation pursuant to paragraph 6.c. shall not be applicable.

    f. An option shall, by its terms, expire upon the termination of employment of a Participant, except that in the event of retirement by a Participant after the end of an Award Term, such retired Participant shall be entitled to exercise the option or options involved during the period provided in subparagraph 6.e. above.

                                                                       EXHIBIT C

                                THE TORO COMPANY
                             1993 STOCK OPTION PLAN
                  (AS AMENDED AND RESTATED, OCTOBER 17, 1995)
              (SUBJECT TO STOCKHOLDER APPROVAL ON MARCH 12, 1996)

1. PURPOSE. The purpose of the 1993 Stock Option Plan (the "Plan") is to advance the interests of The Toro Company (the "Company") and its stockholders by providing an incentive to certain employees of the Company and its subsidiaries and to certain other key individuals who perform services for the Company and its subsidiaries, to contribute significantly to the strategic and long-term performance objectives and growth of the Company and its subsidiaries. This purpose is expected to be achieved by granting options to acquire the Common Stock, $1.00 par value, and related preferred share purchase rights of the Company (the "Common Stock"). Subject to the provisions of the Plan, options may contain such terms and conditions as shall be required so as to be either nonqualified stock options ("nonqualified options") or incentive stock options ("Incentive Stock Options") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Subject to such limits as may be imposed by the Plan, nonqualified options or Incentive Stock Options or both may be granted to an eligible individual.

2.  EFFECTIVE DATE. The effective date of the Plan shall be August 17, 1993.

3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board"), provided that members of the Committee shall qualify to administer the Plan as contemplated by Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") or any successor rule and as contemplated by Section 162(m) of the Code and the regulations thereunder ("Section 162(m)"). A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee and the acts of a majority of the members present at any meeting at which a quorum is present or the acts unanimously approved in writing by all members of the Committee shall be the acts of the Committee. The decision of the Committee on any matter affecting the Plan and obligations arising under the Plan or any option granted thereunder shall be deemed final and binding upon all persons. No member of the Board or of the Committee shall be liable for any action or determination taken or made in good faith with respect to the Plan or any option granted thereunder. Committee members shall be reimbursed for out-of-pocket expenses reasonably incurred in the administration of the Plan.

    Subject to the express provisions of the Plan, the Committee shall have plenary authority, in its discretion, to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the exercise price of each option to purchase Common Stock, the individuals to whom and the time or times at which options shall be granted, the number of shares to be subject to each option, when an option may be exercisable and the other terms and provisions (and amendments thereto) of the respective option agreements (which need not be identical); to determine whether a particular option is to be an Incentive Stock Option and the terms and provisions thereof that shall be required in the judgment of the Committee to provide therefor or to conform to any change in any law or regulation applicable thereto, or to any other law or regulation that may hereafter become effective to provide similar or related tax benefits to option holders; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

4. COMMON STOCK SUBJECT TO THE PLAN. Subject to adjustment as provided in this paragraph and subject to increase by amendment of the Plan, the total number of shares of Common Stock that is reserved and available for issuance pursuant to options granted under the Plan shall be 1,600,000 shares. If any option granted hereunder terminates, expires unexercised, is exchanged for other options without the issuance of shares of Common Stock or is exercised by the delivery or constructive delivery of shares of Common Stock already owned by the option holder, the shares of Common Stock reserved for issuance pursuant to such option shall, to the extent of any such termination or to the extent shares covered by an option are not issued or used, again be available for option grants under the Plan. Any shares issued by the Company in connection with the assumption or substitution of outstanding grants from any acquired corporation shall not reduce the shares available for option grants under the Plan. Shares of Common Stock that may be issued hereunder may be authorized but unissued shares, reacquired or treasury shares, or outstanding shares acquired in the market or from private sources, or a combination thereof. Appropriate adjustments in the number of shares of the Common Stock that may be available for option grants under the Plan and adjustments in the option price per share of outstanding options may be made by the Committee in its discretion to give effect to adjustments made in the number of shares of Common Stock of the Company through any merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split or other similar change in the corporate structure of the Company affecting the Common Stock, or a sale by the Company of all or part of its assets or any distribution to stockholders other than a normal cash dividend.

5. ELIGIBILITY. Options may be granted to any employee of the Company or any subsidiary thereof who is regularly employed in an executive, managerial, professional or technical position, and to any other individual who performs services for the Company or any subsidiary and who contributes significantly to the strategic and long-term performance objectives of the Company and its subsidiaries. Options may be granted to directors of the Company who are also employees of the Company. More than one option may be granted to the same individual. No option may be granted to an individual who owns, directly or indirectly, Common Stock or other capital stock of the Company possessing more than 5% of the total combined voting power or value of any class of capital stock of the Company or a subsidiary immediately after such option is granted. Except for the foregoing limitations, there is no minimum or maximum number of shares of Common Stock with respect to which options may be granted to any individual under the Plan. Individuals to whom options are granted are at times referred to as "option holders".

6. DURATION OF THE PLAN. The Plan shall remain in effect until all shares reserved for issuance pursuant to the Plan shall have been purchased pursuant to options granted under the Plan, provided that options under the Plan must be granted within ten years from the effective date of the Plan.

7. GENERAL TERMS OF OPTIONS. Options shall be evidenced by stock option agreements in such form and not inconsistent with the Plan as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

    A. DATE OF GRANT. An option agreement shall specify the date of grant, which shall be the date on which the Committee grants an option or any later date which the Committee specifically designates.

    B. NUMBER OF SHARES OF COMMON STOCK. An option agreement shall specify the number of shares of Common Stock to which it pertains. Notwithstanding any other provision of the Plan, the maximum number of shares that may be covered by option grants to a person referred to in Section 162(m) during any calendar year shall be 100,000 shares.

    C. EXERCISE PRICE. The exercise price of each option shall be determined by the Committee at the time the option is granted, provided that the determination shall take into account any applicable requirements under
       Section 162(m) and Section 422 of the Code and Section 16 of the Exchange Act. In no event shall the exercise price of an Incentive Stock Option be less than 100% of the fair market value of the Common Stock on the date such option is granted or such other amount required by the Code. Fair market value is generally determined to be the closing price for the Common Stock on the New York Stock Exchange as reported by The Wall Street Journal or other readily available quotation of composite transactions.

    D. TERM OF OPTIONS. The term of each option shall be fixed by the Committee.

    E. EXERCISABILITY AND TRANSFERABILITY.

       (i) The Committee shall have the authority to determine whether an option agreement shall specify periods after the date of grant of an option during which the option or any portion thereof may not yet be exercisable, including provisions applicable to persons subject to Section 16 of the Exchange Act.

       (ii)  During the  lifetime of  an  option holder,  options held  by  such individual may be exercised only by the option holder and only while an employee of the Company or a parent or subsidiary of the Company or otherwise performing services for the Company or a parent or subsidiary and only if the option holder has been continuously so employed or engaged since the date such options were granted; provided, however, that (a) in the event of disability of an option holder, options may be exercised by such individual not later than the earlier of the date the option expires or one year after the date such employment or performance of services ceases by reason of disability, but only with respect to an option exercisable at the time such employment or performance of services ceases and (b) an option other than an Incentive Stock Option may be exercised (I) after such individual ceases to be an employee by reason of retirement, either at or after age 60 but not later than the earlier of the date the option expires or four years after the date of retirement, or, if approved by the Committee, after retirement at an age less than age 60 but not later than the earlier of the date the option expires or three years after the date of retirement; and (II) in the event a salary replacement option is granted by the Committee and the option holder is involuntarily terminated during the option term or becomes disabled or dies, the Committee shall have the right to grant to the option holder or his personal representative, as the case may be, the right to request either (1) that the option be cancelled and the option holder or his estate be paid an amount equal to the compensation the option holder has given up from the date of grant to the date of such termination, disability or death together with interest at the prime rate less the then market gain on that portion of the shares covered by the option which is then vested; or (2) that the stock option accelerates such that the option be deemed to have vested at an appropriate rate per month (as determined by the Committee) from the date of grant to the last date of the month in which the date of termination, disability or death occurs, such accelerated option to be then exercisable for a period of three years following such date but only with respect to an option exercisable at the time such individual ceases to be an employee.

       (iii) Notwithstanding any provision of this paragraph 7.E, if within one year after the termination of employment with or performance of services for the Company, an option holder is employed or retained by a company that competes with the business of the Company or such individual violates any confidentiality agreement with the Company, the Company may cancel and rescind all options held by such individual and demand return of the economic value of any option which was realized or obtained (measured at the date of exercise) by such individual at any time during the period beginning on the date which is twelve months prior to the date of termination.

       (iv) Absence on leave or any other interruption in the performance of services by an option holder with the Company shall, if approved by the Committee, not be deemed a cessation or interruption of employment or services for the purposes of the Plan.

       (v) No option shall be assignable or transferable by the individual to whom it is granted except that it may be transferable by will or the laws of descent and distribution. An option so transferred may be exercised after the death of the individual to whom it is granted only by such individual's legal representatives, heirs or legatees, not later than the earlier of the date the option expires or one year after the date of death of such individual, and only with respect to an option exercisable at the time of death.

       (vi) In no event shall any option be exercisable at any time after its expiration date unless extended by the Committee. When an option is no longer exercisable, it shall be deemed to have lapsed or terminated.

    F. METHODS OF EXERCISE. Subject to the terms and conditions of the Plan and the terms and conditions of the option agreement, an option may be exercised in whole at any time or in part from time to time, by delivery to the Company at its principal office of a written notice of exercise specifying the number of shares with respect to which the option is being exercised, accompanied by payment in full of the exercise price for shares to be purchased at that time. Payment may be made (i) in cash,
       (ii) in shares of Common Stock valued at the fair market value of the Common Stock on the date of exercise or (iii) in a combination of cash and Common Stock. The Committee may also, in its sole discretion, permit option holders to deliver a notice of exercise of options and to simultaneously sell the shares of Common Stock thereby acquired pursuant to a brokerage or similar arrangement approved in advance by proper officers of the Company, using the proceeds from such sale as payment of the exercise price, or may authorize such other methods as it deems appropriate and as comply with requirements of the Code and the Exchange Act.

       No shares of Common Stock shall be issued until full payment therefor has been made.

    G. ACCELERATED OWNERSHIP FEATURE. An option may, in the discretion of the Committee, include the right to acquire an accelerated ownership nonqualified stock option ("AO Option"). An option which provides for the grant of an AO Option shall entitle the option holder, upon exercise of that option and payment of the appropriate exercise price in shares of Common Stock that have been owned by such option holder for not less than six months prior to the date of exercise, to receive an AO Option. An AO Option is an option to purchase, at fair market value at the date of grant of the AO Option, a number of shares of Common Stock equal to the sum of the number of whole shares delivered by the option holder in payment of the exercise price of the original option and the number of whole shares, if any, withheld by the Company as payment for withholding taxes. An AO Option shall expire on the same date that the original option would have expired had it not been exercised. All AO Options shall be nonqualified options.

    H. CHANGE OF CONTROL. In the event of a threatened or actual Change of Control of the Company as hereinafter defined, whether or not approved by the Board of Directors, all options shall fully vest, unless otherwise limited by the Committee at the time of the option grant, and be exercisable in their entirety immediately, and notwithstanding any other provisions of the Plan, shall continue to be exercisable for three years following the later of the threatened or actual Change of Control, but not later than ten years after the date of grant. A Change of Control means the earliest to occur of (i) a public announcement that a party shall have acquired or obtained the right to acquire beneficial ownership of 20% or more of the outstanding shares of Common Stock of the Company,
       (ii) the commencement or announcement of an intention to make a tender offer or exchange offer, the consummation of which would result in the beneficial ownership by a party of 30% or more of the outstanding shares of Common Stock of the Company or (iii) the occurrence of a tender offer, exchange offer, merger, consolidation, sale of assets or contested election or any combination thereof, that causes (or would cause) the persons who were directors of the Company immediately before such Change of Control to cease to constitute a majority of the Board of Directors of the Company or any parent of or successor to the Company.

    I. REORGANIZATION. The Committee may, in its sole discretion, make provisions in any option agreement for the protection of outstanding options in the event of a merger, consolidation, reorganization or liquidation of the Company or the acquisition of stock or assets of the Company by another entity.

    J. RIGHTS AS A STOCKHOLDER. An option holder shall have no rights as a stockholder with respect to any Common Stock covered by an option until exercise of such option and issuance of shares of Common Stock. Except as otherwise expressly provided in the Plan, no adjustments shall be made for dividends or other rights for which the record date is prior to issuance of the Common Stock.

    K. GENERAL RESTRICTION. Each option shall be subject to the requirement that, if at any time the Board shall determine in its discretion that the listing, registration or qualification of the Common Stock subject to such option on any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue or purchase of Common Stock thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

    L. FOREIGN NATIONALS. Without amending the Plan, awards may be granted to individuals who are foreign nationals or are employed or otherwise performing services for the Company or any subsidiary outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purpose of the Plan.

8. INCENTIVE AND NONQUALIFIED OPTIONS. It is intended that certain options granted under the Plan shall be Incentive Stock Options and shall meet the applicable requirements of and contain or be deemed to contain all provisions required under Section 422 of the Code or corresponding provisions of subsequent revenue laws and regulations in effect at the time such options are granted; that other options shall not meet such requirements and shall be nonqualified stock options; and that any ambiguities in construction shall be interpreted in order to effectuate such intent. The Committee may grant one or more options of either type, or of both types, to any one or more individuals either at different times or concurrently. Such options shall be subject to the terms and conditions set forth elsewhere in the Plan and to the following:

    A. INCENTIVE STOCK OPTIONS. The term of any Incentive Stock Option shall meet the requirements of Section 422 of the Code. Any Incentive Stock Option shall be treated as "outstanding" until it is exercised in full or expires by reason of lapse of time. To the extent that the aggregate fair market value of Common Stock (determined at the time of grant of the Incentive Stock Option in accordance with paragraph 7.C of the Plan) with respect to which Incentive Stock Options are exercisable for the first time by an option holder during any calendar year (under all such plans of the Company and its parent and subsidiary corporations) exceeds $100,000 or such other limit as may be imposed by the Code, such options to the extent they exceed such limit shall be treated as options which are not Incentive Stock Options. In applying the foregoing limitation, options shall be taken into account in the order in which they were granted.

    B. NONQUALIFIED OPTIONS. There is no limitation on the maximum amount of nonqualified options which may be exercised in any year.

9. WITHHOLDING TAXES. The Company shall have the right to deduct from any settlement made under the Plan, including the exercise of an option or the sale of shares of Common Stock, any federal, state or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. If Common Stock is withheld or surrendered to satisfy tax withholding, such stock shall be valued at its fair market value as of the date such Common Stock is withheld or surrendered.

10. AMENDMENT OF THE PLAN. The Plan may be amended, suspended or discontinued in whole or in part at any time and from time to time by the Board, including an amendment to increase the number of shares of Common Stock with respect to which options may be granted, provided however that no amendment shall be effective unless and until the same is approved by stockholders of the Company where the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 under the Exchange Act or successor rule and with other applicable law, including the Code. No amendment of the Plan shall adversely affect in a material manner any right of any option holder with respect to any option theretofore granted without such option holder's written consent.

11. MISCELLANEOUS.

    A. USE OF PROCEEDS. The proceeds derived from the sale of shares of Common Stock pursuant to options granted under the Plan shall constitute general funds of the Company.

    B. PARENT  AND  SUBSIDIARY.   As  used  herein,   the  terms  "parent"   and
       "subsidiary"    shall   mean   "parent   corporation"   and   "subsidiary
       corporation", respectively, as defined in Section 424 of the Code.

                                                                       EXHIBIT D

                                THE TORO COMPANY
                           1992 DIRECTORS STOCK PLAN
                  (AS AMENDED AND RESTATED, OCTOBER 17, 1995)
              (SUBJECT TO STOCKHOLDER APPROVAL ON MARCH 12, 1996)

1. PURPOSE OF THE PLAN. The purpose of The Toro Company 1992 Directors Stock Plan ("Plan") is to enable The Toro Company (the "Company") to attract and retain experienced and knowledgeable independent directors to serve on the Board of Directors of the Company or its subsidiaries, and to further align their interests with those of the stockholders of the Company by providing for or increasing their stock ownership interests in the Company. It is intended that the Plan be interpreted to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

2. ELIGIBILITY. All members of the Company's Board of Directors who are not current employees of the Company or any of its subsidiaries ("Nonemployee Directors") are eligible to participate in the Plan.

3.  PLAN AWARDS.

    a. DIRECTORS SHARES. To carry out the purposes of the Plan, the Company shall issue shares ("Directors Shares") of the Company's Common Stock, $1.00 par value and related preferred share purchase rights (subject to adjustment as provided in Section 4 hereof) (the "Common Stock"), to each person who is then a Nonemployee Director, on the first day of each fiscal year in an amount equal to $5,000 divided by the fair market value of one share of Common Stock; provided, however, that the first award of Directors Shares made under the Plan shall be made on the date that the Plan is first approved by the Company's stockholders to Nonemployee Directors then serving. The "fair market value of one share of Common Stock" shall be the average of the closing prices of the Common Stock on the New York Stock Exchange as reported in The Wall Street Journal for each of the trading days in the three calendar months immediately prior to the date of issue of the Directors Shares.

    b. DIRECTORS OPTIONS.

       i. ANNUAL GRANT. Subject to the terms and conditions of this Section 3.b., the Company shall grant a nonqualified option ("Directors Options") to purchase 1,000 shares of the Common Stock, to each person who is then a Nonemployee Director, on the first day of each fiscal year at an exercise price per share equal to the fair market value of one share of Common Stock on the date of grant; provided, however, that the first award of Directors Options made under the Plan shall be contingent on approval by the Company's stockholders of the grant of Directors Options. The "fair market value of one share of Common Stock" shall be the closing price of the Common Stock on the New York Stock Exchange on the first day of the Company's fiscal year with respect to which the grant is made, as reported in The Wall Street Journal.

       ii.   OPTION TERMS.

             (a) Directors Options shall be exercisable in whole or in part commencing six months following the date of grant and shall remain exercisable for a term of five years after the date of grant, except that the first Directors Options awarded contingent upon approval by the Company's stockholders of the grant of Directors Options shall expire on October 31, 2000.

             (b) No Directors Option shall be assigned or transferred, except by will or the laws of descent and distribution. An option so transferred may be exercised after the death of the individual to whom it is granted only by such individual's legal representatives, heirs or legatees, not later than the earlier of the date the option expires or one year after the date of death of such individual, and only with respect to an option exercisable at the time of death.

             (c) During the lifetime of a Nonemployee Director, options held by such individual may be exercised only by the Nonemployee Director and only while serving as a member of the Board of Directors of the Company and only if the Nonemployee Director has been continuously so serving since the date such options were granted; provided, however, that in the event of disability of a Nonemployee Director, options may be exercised by such individual not later than the earlier of the date the option expires or one year after the date such service as a member of the Board of Directors ceases by reason of disability, but only with respect to an option exercisable at the time such service ceases.

             (d) Payment of the exercise price may be made in cash, in shares of Common Stock valued at fair market value on the date of exercise or in a combination of cash and Common Stock.

    c. SHARE PRORATION. If, on any date on which Directors Shares are to be issued pursuant to Section 3.a. or Directors Options are to be granted pursuant to Section 3.b., the number of shares of Common Stock is insufficient for the issuance of the entire number of shares to be issued or the grant of the entire number of options as calculated in accordance with Section 3.a. or Section 3.b., then the number of shares to be issued to each Nonemployee Director entitled to receive Directors Shares or Directors Options on such date shall be such Nonemployee Director's proportionate share of such available number of shares or options (rounded down to the greatest number of whole shares), provided that if a sufficient number of shares of Common Stock is available to issue all of the Directors Shares, then the entire number of Directors Shares shall be issued first and the number of shares to be subjected to options shall be prorated in accordance with this section.

    d. SUPPLEMENTAL BENEFIT. Directors Shares and Directors Options are a supplemental benefit and are not a component of the annual retainer paid to Nonemployee Directors. The value of Directors Shares and Directors Options shall not be included in the calculation by the Company of the amount of compensation upon which a Nonemployee Director's retirement benefit is calculated for purposes of the Company's Director Retirement Plan or any similar plan.

4. STOCK SUBJECT TO PLAN. Subject to adjustment as provided in this paragraph and subject to increase by amendment of the Plan, the total number of shares of Common Stock that is reserved and available for issuance as Directors Shares or pursuant to Directors Options granted under the Plan shall be 65,000 shares. If any Directors Option granted hereunder expires unexercised or terminates, the shares of Common Stock reserved for issuance pursuant to such option shall, to the extent of any such termination or to the extent the shares covered by an option are not issued or used, again be available for option grants under the Plan. Any shares issued by the Company in connection with the assumption or substitution of outstanding option grants from any acquired corporation shall not reduce the shares available for stock awards or option grants under the Plan. Appropriate adjustments in the number of shares of the Common Stock that may be available for option grants under the Plan and adjustments in the option price per share of outstanding options may be made by the Committee in its discretion to give effect to adjustments made in the number of shares of Common Stock of the Company through any merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split or other similar change in the corporate structure of the Company affecting the Common Stock, or a sale by the Company of all or part of its assets or any distribution to stockholders other than a normal cash dividend.

5. CHANGE OF CONTROL. In the event of a threatened or actual Change of Control of the Company as hereinafter defined, whether or not approved by the Board of Directors , all Directors Options shall fully vest, unless otherwise limited by the Committee at the time of grant, and be exercisable in their entirety immediately, and notwithstanding any other provisions of the Plan, shall continue to be exercisable for three years following the later of the threatened or actual Change of Control, but not later than ten years after the date of grant. A Change of Control means the earliest to occur of (i) a public announcement that a party shall have acquired or obtained the right to acquire beneficial ownership of 20% or more of the outstanding shares of Common Stock of the Company, (ii) the commencement or announcement of an intention to make a tender offer or exchange offer, the consummation of which would result in the beneficial ownership by a party of 30% or more of the outstanding shares of Common Stock of the

    Company or (iii) the occurrence of a tender offer, exchange offer, merger, consolidation, sale of assets or contested election or any combination thereof, that causes (or would cause) the persons who were directors of the Company immediately before such Change of Control to cease to constitute a majority of the Board of Directors of the Company or any parent of or successor to the Company.

6. ADMINISTRATION OF THE PLAN. The Plan shall be administered by a committee composed of those members of the Board of Directors of the Company who are also employees of the Company (the "Committee"). The Committee shall have the authority to carry out all provisions of the Plan; provided, however, that it shall have no discretion to determine which Nonemployee Directors may receive Directors Shares or Directors Options or to set the value of such Directors Shares or Directors Options, other than to make the calculations required by Section 3.a. and Section 3.b.

7. TERM OF PLAN. The Plan became effective on August 20, 1992 and shall terminate ten (10) years thereafter, unless sooner terminated by action of the Board of Directors.

8.  AMENDMENT.

    a. The effective date of any amendment to the Plan shall be the date of its adoption by the Board of Directors; provided, however, that no amendment shall be effective unless and until the same is approved by the stockholders of the Company where the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 under the Exchange Act or successor rule or other applicable law, including the Internal Revenue Code of 1986, as amended (the "Code"). In the event the stockholders do not approve such an amendment, the amendment shall be of no effect and the Plan shall continue in effect as if such amendment had not been adopted by the Board of Directors, unless the Board otherwise determines. No amendment of the Plan shall adversely affect in a material manner any right of any option holder with respect to any option theretofore granted without such option holder's written consent.

    b. The provisions of Section 3.a. and Section 3.b. shall not be amended more than once every six (6) months other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.

THE TORO COMPANY
8111 LYNDALE AVENUE SOUTH
MINNEAPOLIS, MINNESOTA 55420

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints K.B. Melrose and J.L. McIntyre, or either of them, with full power of substitution to each, as attorneys and proxies to represent the undersigned at the Annual Meeting of Stockholders of The Toro Company, to be held in the corporate offices of The Toro Company, 8111 Lyndale Avenue South, Bloomington, Minnesota on the 12th day of March, 1996 at 3:00 p.m. C.S.T. and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned may be entitled to vote at said meeting as directed below with respect to the proposals as set forth in the Proxy Statement, and in their discretion upon any other matters that may properly come before said meeting.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THIS AND THE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS EXCEPT THAT SHARES HELD IN EMPLOYEE BENEFIT PLANS FOR WHICH A PROXY IS NOT RECEIVED WILL BE VOTED BY THE TRUSTEE IN THE SAME PROPORTION AS VOTES ACTUALLY CAST BY PLAN PARTICIPANTS. THE TABULATOR CANNOT VOTE YOUR SHARES UNLESS YOU SIGN, DATE AND RETURN THIS PROXY CARD.

SEE REVERSE SIDE

UNLESS YOU INDICATE OTHERWISE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

1. Election of Directors
   / / FOR all nominees listed below              / / WITHHOLD AUTHORITY
        (except as marked to the contrary below)
       Ronald O. Baukol   Alex A. Meyer   Dale R. Olseth

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES, STRIKE A LINE THROUGH THE NOMINEE'S NAME.)

2. Approval of Annual Management Incentive Plan
   FOR  / /    AGAINST  / /   ABSTAIN  / /

3. Approval of Amendment of Continuous Performance Award Plan
   FOR  / /    AGAINST  / /   ABSTAIN  / /

4. Approval of Amendment of 1989 and 1993 Stock Option Plans
   FOR  / /    AGAINST  / /   ABSTAIN  / /

5. Approval of Amendment of The Toro Company 1992 Directors Stock Plan
   FOR  / /    AGAINST  / /   ABSTAIN  / /

6. Approval of Selection of Independent Auditors
   FOR  / /    AGAINST  / /   ABSTAIN  / /

7. To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

TORO INV. & SVGS. PLAN
PLYMOUTH 401 (K) PLAN
REGISTERED STOCK

---------------------------------------
---------------------------------------
SIGNATURE(S)                       DATE

This Proxy Card Must be Signed
Exactly as Name Appears Hereon

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

THE TORO COMPANY
8111 LYNDALE AVENUE SOUTH
MINNEAPOLIS, MINNESOTA 55420

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints K.B. Melrose and J.L. McIntyre, or either of them, with full power of substitution to each, as attorneys and proxies to represent the undersigned at the Annual Meeting of Stockholders of The Toro Company, to be held in the corporate offices of The Toro Company, 8111 Lyndale Avenue South, Bloomington, Minnesota on the 12th day of March, 1996 at 3:00 p.m. C.S.T. and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned may be entitled to vote at said meeting as directed below with respect to the proposals as set forth in the Proxy Statement, and in their discretion upon any other matters that may properly come before said meeting.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THIS AND THE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS EXCEPT THAT SHARES HELD IN EMPLOYEE BENEFIT PLANS FOR WHICH A PROXY IS NOT RECEIVED WILL BE VOTED BY THE TRUSTEE IN THE SAME PROPORTION AS VOTES ACTUALLY CAST BY PLAN PARTICIPANTS. THE TABULATOR CANNOT VOTE YOUR SHARES UNLESS YOU SIGN, DATE AND RETURN THIS PROXY CARD.

SEE REVERSE SIDE

UNLESS YOU INDICATE OTHERWISE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

1. Election of Directors
   / / FOR all nominees listed below              / / WITHHOLD AUTHORITY
        (except as marked to the contrary below)
       Ronald O. Baukol   Alex A. Meyer   Dale R. Olseth

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES, STRIKE A LINE THROUGH THE NOMINEE'S NAME.)

2. Approval of Annual Management Incentive Plan
   FOR  / /    AGAINST  / /   ABSTAIN  / /

3. Approval of Amendment of Continuous Performance Award Plan
   FOR  / /    AGAINST  / /   ABSTAIN  / /

4. Approval of Amendment of 1989 and 1993 Stock Option Plans
   FOR  / /    AGAINST  / /   ABSTAIN  / /

5. Approval of Amendment of The Toro Company 1992 Directors Stock Plan
   FOR  / /    AGAINST  / /   ABSTAIN  / /

6. Approval of Selection of Independent Auditors
   FOR  / /    AGAINST  / /   ABSTAIN  / /

7. To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.


----------------------------------
----------------------------------
SIGNATURE(S)                  DATE

This Proxy Card Must be Signed
Exactly as Name Appears Hereon

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.